[PIONEER LOGO]

Pioneer Variable Contracts Trust

Pioneer Mid-cap Value VCT Portfolio
Pioneer Growth Shares VCT Portfolio
Pioneer Real Estate Growth VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer Equity-Income VCT Portfolio

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2000

                                               PIONEER VARIABLE CONTRACTS TRUST
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--------------------------------------------------------------------------------
Table of Contents

Pioneer Mid-Cap Value VCT Portfolio
 Portfolio and Performance Update               2
 Portfolio Management Discussion                3
Pioneer Growth Shares VCT Portfolio
 Portfolio and Performance Update               4
 Portfolio Management Discussion                5
Pioneer Real Estate Growth VCT Portfolio
 Portfolio and Performance Update               6
 Portfolio Management Discussion                7
Pioneer Fund VCT Portfolio
 Portfolio and Performance Update               8
 Portfolio Management Discussion                9
Pioneer Equity-Income VCT Portfolio
 Portfolio and Performance Update              10
 Portfolio Management Discussion               11
Schedules of Investments
 Pioneer Mid-Cap Value VCT Portfolio           12
 Pioneer Growth Shares VCT Portfolio           15
 Pioneer Real Estate Growth VCT Portfolio      16
 Pioneer Fund VCT Portfolio                    17
 Pioneer Equity-Income VCT Portfolio           20
Financial Statements                           22
Notes to Financial Statements                  30

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/00
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[PIE CHART PLOT POINTS]

U.S. Common Stocks                  92.5%
International Common Stocks          3.7%
Short-Term Cash Equivalents          3.3%
Depositary Receipts for
  International Stocks               0.5%

[END PLOT POINTS]

Sector Distribution
(As a percentage of equity holdings)

[PIE CHART PLOT POINTS]

Technology                          20%
Financial                           15%
Consumer Cyclicals                  12%
Energy                              10%
Utilities                           10%
Consumer Staples                     9%
Healthcare                           9%
Capital Goods                        8%
Basic Materials                      5%
Communication Services               2%

[END PLOT POINTS]

Five Largest Holdings
(As a percentage of equity holdings)

--------------------------------------------------------
  1. NCR Corp.                                      4.87%
--------------------------------------------------------
  2. Imation Corp.                                  3.73
--------------------------------------------------------
  3. Columbia/HCA Healthcare Corp.                  3.53
--------------------------------------------------------
  4. Financial Security Assurance Holdings, Ltd.    2.78
--------------------------------------------------------
  5. Viacom, Inc. (Class B) (Non-voting)            2.53
--------------------------------------------------------

Holdings will vary for other periods.
--------------------------------------------------------------------------------

Prices and Distributions -- Class I Shares

                            6/30/00     12/31/99
Net Asset Value per Share   $15.38      $16.26

Distributions per Share   Income      Short-Term      Long-Term
(12/31/99 - 6/30/00)      Dividends   Capital Gains   Capital Gains
                          $0.125      $ -             $1.089

--------------------------------------------------------------------------------
Performance of a $10,000 Investment -- Class I Shares

The following chart shows the value of an investment made in Pioneer Mid-Cap Value VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index.

[LINE CHART PLOT POINTS]

                   Pioneer             S&P 500
                   Mid-Cap Value       Index
                   VCT Portfolio*
3/95               10000               10000
6/95               10650               11315
                   11713               12943
6/96               13527               14247
                   13473               15906
6/97               15541               19182
                   16800               21208
6/98               18228               24956
                   16125               27256
6/99               18814               30620
                   14241               32978
6/00               18609               32831

[END PLOT POINTS]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Class I Shares
Average Annual
Total Returns
(As of June 30, 2000)

--------------------------------------------------------------------------------
Net Asset Value*
--------------------------------------------------------------------------------

Period
Life-of-Portfolio    12.33%
(3/1/95)
5 Years              11.81%
1 Year               -1.09%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00
--------------------------------------------------------------------------------
[side bar]
On May 1, 2000, the name of Capital Growth Portfolio changed to Pioneer Mid-Cap Value VCT Portfolio.
[end side bar]

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuation than securities of larger companies.

In the following interview Rod Wright, the portfolio manager of Pioneer Mid-Cap Value VCT Portfolio, discusses the market environment and the Portfolio's performance for the six-month period ended June 30, 2000.

Q: How did the Portfolio perform?

A: For the six-month period ended June 30, 2000, the Portfolio returned 2.02%, at net asset value. The Portfolio's return surpassed the -0.45% return of the Standard & Poor's 500 Index and was slightly behind the 3.29% average return for annuity portfolios in the Lipper growth category. (Lipper is an independent firm that tracks annuity portfolio performance.) The Portfolio performed particularly well in the latter part of the period as investors turned away from high-valuation technology stocks and began focusing on stocks of companies with reasonable valuations and strong fundamentals.

Q: What factors influenced the Portfolio's performance?

A: The biggest factors that helped the performance were a healthy weighting in energy companies and a relative underweighting in technology stocks. In energy, Portfolio investments in oil, gas and service companies performed well, while the technology sector in general fell into a sharp correction starting in mid-March.

   Mergers and acquisition activity benefited the Portfolio when larger companies acquired five portfolio holdings: ETEC Systems; Financial Security Assurance; ReliaStar Financial; Young & Rubicam; and Sterling Commerce. In addition, restructurings at two other holdings, Borders Group and DPL, supported performance.

Q: While the Portfolio deemphasized technology, tech companies still represented the largest industry weighting. In what types of technology companies did you invest?

A: At a time when most industry benchmarks had technology weightings of more than 30%, the Portfolio ended the fiscal period with about 20% invested in the industry. Not only was the Portfolio significantly underweighted in technology, but about half the technology holdings were, what we call, "value" technology companies. These are companies whose stock performance is more dependent on company fundamentals than on the direction of the NASDAQ Composite Index. A good example is Imation, one of the Portfolio's largest holdings. Imation is debt-free, with strong cash flow, growing earnings and very reasonably priced stock. The company is involved in the manufacture and distribution of media storage devices, including tapes for large technology companies and CDs for computers. The company's strong fundamentals and low stock price were very attractive.

Q: Outside of technology, what were some of your other industry themes?

A: On June 30, the Portfolio had about 9% of net assets in energy stocks, and these investments definitely helped. Among the holdings were R & B Falcon and Transocean Sedco Forex, two offshore drilling companies. Performance was boosted by holdings in several domestic exploration and production companies, including Apache, Ocean Energy and Burlington Resources.

   Beyond energy, the emphasis on healthcare stocks and deemphasis of financial services stocks worked well. The consumer cyclicals and consumer staples sectors were well represented in the Portfolio, at 12% and 9% of net assets, respectively.

Q: The Portfolio's name changed in May from Capital Growth Portfolio to Pioneer
   Mid-Cap Value VCT Portfolio. Why was the name changed?

A: We believe the new name better describes our investment approach. Our focus is on mid-cap companies, and our approach value-oriented: investing in what we believe are reasonably priced companies. We attempt to buy solid companies with strong fundamentals, but we also pay attention to valuation to ensure we pay appropriate prices.

Q: What is your outlook for mid-cap value stocks?

A: We are optimistic about the mid-cap value sector and think it has the potential to be one of the better performing sectors. This is an area that has underperformed for a number of years and has been very much overlooked. And yet, if the economy slows down, we think investors will be served well investing in companies with the types of resources, histories, market positions, experienced managements, credit lines and established distribution networks that many mid-cap companies possess. We believe the recent good performance of mid-cap value stocks is not a short-term phenomenon.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/00
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[PIE CHART PLOT POINTS]

U.S. Common Stocks                  96%
Depositary Receipts for
  International Stocks               3%
Short-Term Cash Equivalents          1%

[END PLOT POINTS]

Sector Distribution
(As a percentage of equity holdings)

[PIE CHART PLOT POINTS]

Consumer Staples                    31%
Technology                          17%
Financial                           13%
Consumer Cyclicals                  13%
Capital Goods                       11%
Healthcare                          10%
Basic Materials                      3%
Communication Services               2%

[END PLOT POINTS]

Five Largest Holdings
(As a percentage of equity holdings)

  1. Sealed Air Corp.             6.75%
  2. Infinity Broadcasting Corp.  6.43
  3. Dollar General Corp.         6.42
  4. Walgreen Co.                 5.54
  5. Progressive Corp.            4.88

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions -- Class II Shares

                            6/30/00     5/1/00
Net Asset Value per Share   $20.02      $21.68

Distributions per Share  Income      Short-Term      Long-Term
(5/1/00 - 6/30/00)       Dividends   Capital Gains   Capital Gains
                         $ -         $ -             $1.917

--------------------------------------------------------------------------------
Performance of a $10,000 Investment -- Class II Shares

The following chart shows the value of an investment made in Pioneer Growth Shares VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index.

[LINE CHART PLOT POINTS]

           Pioneer                S&P 500
           Growth Shares          Index
           VCT Portfolio*
5/1/00     10000                  10000
5/31/00     9862                   9675
6/30/00    10134                   9935

[END PLOT POINTS]

Index comparsion begins 5/1/00. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Class II Shares
Cumulative
Total Returns
(As of June 30, 2000)

--------------------------------------------------------------------------------
Net Asset Value*
--------------------------------------------------------------------------------

Period
Life-of-Portfolio   1.33%
(5/1/00)

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00
--------------------------------------------------------------------------------

Equity markets exhibited great volatility during the first six months of 2000, with technology stocks leading a rally during the first quarter, only to fall sharply during the second three-month period. The following is an interview with Jeffrey B. Poppenhagen, the portfolio manager of Pioneer Growth Shares VCT Portfolio. The Portfolio's Class II shares were first offered on May 1, 2000.

Q: How would you characterize the Portfolio's performance during the two-month period?

A: The Portfolio's defensive positioning helped it avoid the worst of the technology sell-off during the second quarter. For the two-month period, the Portfolio returned 1.33% at net asset value. In comparison, the Standard & Poor's 500 Index returned 0.43% for the same period.

Q: Despite making modest additions to your technology investments, you have continued to place the greatest emphasis on stocks that seem to entail less risk. Please comment.

A: We believe the stock market has been driven by excessive speculation, primarily in technology stocks but also in leveraged financial services stocks such as the banks and securities firms. We are not sure when it will happen, but we are confident that this excessive speculation will cease and aggressive investments in technology and financial services will suffer. We may even have seen the start of this process during the second quarter of 2000, although it is possible the speculation may continue for a number of months.

   We continue to overweight defensive industries that we think can hold up well -- such as convenience stores and pharmacies, consumer staples and property-and-casualty insurance companies -- in an effort to shield the Portfolio against extreme market volatility. Companies in these industries are more likely to meet the standards of our long-term investment discipline. We like to invest in companies that are well positioned to take advantage of market trends, have competitive advantages that they can defend and have demonstrated an ability to generate superior returns on invested capital. Currently, we are not finding many companies in the technology or financial services sector that meet our investment criteria.

Q: What are some of the companies that do meet your criteria?

A: We have been extremely bullish on Berkshire Hathaway. While most people think of Berkshire Hathaway as an investment company, it remains largely an insurance company that is extremely well capitalized. It has avoided much of the temptation that has lured many property-and-casualty insurers into underwriting business at unprofitable levels. As other property-and-casualty insurers run into trouble because of their past underwriting, Berkshire Hathaway will look very attractive to companies buying insurance. At the same time, the company has about $30 billion in fixed income securities that it can easily redeploy into stocks when equity prices become more attractive.

   We also like convenience stores such as Walgreen and Dollar General. The public is time constrained and often looks for convenient outlets to buy basic products. These chains have generated extraordinary returns on invested capital, yet each has established a niche that makes it extremely difficult for new competition. We also are very bullish on Sealed Air, a leader in the packaging industry, even though it has experienced some short-term problems.

Q: What is your outlook for the future?

A: We think the investment environment will change. While, historically, we have been bullish about the potential of technology stocks, we believe their prices have been driven to excessively high valuations. We will continue to follow what we believe are the basic principles of investing. To that end, we avoid market timing and select only those stocks whose prices reflect the worth of the business. That's why we concentrate the Portfolio in solid companies that we think have strong growth potential over the long-term.
   We believe this investment discipline should bode well for investors.

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/00
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[PIE CHART PLOT POINTS]

U.S. Common Stocks                  96%
International Common Stocks          4%

[END PLOT POINTS]

Sector Distribution
(As a percentage of equity holdings)

[PIE CHART PLOT POINTS]

Real Estate Investment Trusts       96%
Real Estate Services                 4%

[END PLOT POINTS]

Five Largest Holdings
(As a percentage of equity holdings)

  1. Equity Office Properties Trust     6.54%
  2. Reckson Associates Realty Corp.    4.45
  3. Starwood Hotels & Resorts Trust    4.42
  4. AvalonBay Communities, Inc.        4.23
  5. Duke-Weeks Realty Corp.            4.13

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions -- Class I Shares

                            6/30/00     12/31/99
Net Asset Value per Share   $13.11      $11.73

Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 6/30/00)     Dividends   Capital Gains   Capital Gains
                         $0.340      -               -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment -- Class I Shares

The following chart shows the value of an investment made in Pioneer Real Estate Growth VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and Wilshire Real Estate Securities Index.

[LINE CHART PLOT POINTS]

        Pioneer Real     S&P 500    Wilshire
        Estate Growth    Index      Real Estate
        VCT Portfolio*              Securities Index
3/95    10000            10000      10000
6/95    10721            10951      10435
        11696            12528      11322
6/96    12316            13790      12360
        15875            15396      15497
6/97    16875            18566      16507
        19235            20527      18565
6/98    18090            24155      17579
        15629            26381      15330
6/99    16414            29637      16369
        14977            31920      14841
6/00    17203            31777      17099

[END PLOT POINTS]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (real estate investment trusts, equity and hybrid) and 7% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

Class I Shares
Average Annual
Total Returns
(As of June 30, 2000)

--------------------------------------------------------------------------------
Net Asset Value*
--------------------------------------------------------------------------------

Period
Life-of-Portfolio   10.69%
(3/31/95)
5 Years              9.92%
1 Year               4.80%

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00
--------------------------------------------------------------------------------
[side bar]
Effective July 17, 2000, Jeff Caira assumed responsibility for day-to-day management of the Portfolio.

Real estate-related investments involve specific risks, including those related to general and local economic conditions and individual properties.
[end side bar]

As the euphoria over technology and telecommunications stocks waned this spring, a tangible shift in investor psychology took place. The stock market's steep retreat and increased volatility humbled performance expectations which, in turn, renewed an appreciation for the basic principles of investing. Amidst the correction, many investors sought shelter in bricks and mortar. Undervalued for some time, real estate investment trusts (REITs) rallied dramatically during the first half of 2000. In the following interview, Portfolio manager Jeff Caira discusses the sector's rebound and prospects going forward.

Q: What sparked the rebound in real estate investments?

A: Investors have shifted into a decidedly more value-conscious and risk-averse mood in recent months. Recognizing that real estate offers an effective way to diversify away from the stock market, investors moved assets into undervalued REITs -- pushing prices higher. Positive trends, including low vacancy rates, rising rents and higher property prices, as well as the real estate sector's tendency to not move in step with other asset classes, are enhancing its appeal.

   For the six months ended June 30, 2000, Pioneer Real Estate Growth VCT Portfolio climbed 14.86% at net asset value -- surpassing the average return of 13.79% for the 26 variable annuity real estate portfolios tracked by Lipper, Inc. (Lipper is an independent firm that tracks annuity portfolio performance.) The NAREIT Equity REIT Index and the Wilshire Real Estate Securities Index rose 12.66% and 15.21%, respectively.

Q: How important is geography in your evaluation process?

A: We favor real estate companies with smart managements and strong growth prospects, but knowing whether a REIT is a timely opportunity often depends on geography. For instance, REIT holdings in the Portfolio with properties located in the Northeastern United States, Manhattan or on the West Coast were big winners, where barriers to new supply are great.

Q: Did the Portfolio's sector emphasis on office/industrial and apartments prove rewarding?

A: Yes. Office/industrial REITs enjoyed strong growth, particularly in large metropolitan areas, and this performance is setting a positive tone for the real estate sector in general. Mission West Properties and Spieker Properties, the Portfolio's second and third best performers for the six-month period, have a solid presence in Silicon Valley. As current leases expire, these REITs are negotiating new contracts for a variety of properties, many of which are rented by dot-com companies. The rollover of below-market leases at today's considerably higher market rates is locking in attractive rents for years to come.

   The Portfolio's investments in apartments also proved beneficial. REITs can quickly pass on inflationary pressure to renters, since they typically lease by the year. We changed the Portfolio's geographic focus in apartments a bit to favor the southwest and southeast. Strong, steady economic growth and favorable demographic trends bode well for Dallas, Houston and Atlanta in particular. A new holding, Gables, builds high-end apartments in these cities as well as in southern Florida.

Q: Is the strong economy benefiting hotel REITs?

A: Absolutely. After months of underperformance, hotels delivered strong results. Starwood Hotels & Resorts was the Portfolio's top performer. First and second quarter increases in revenue per room, a common measure of hotel profitability, exceeded Wall Street expectations. Shopping center REITs, another beneficiary of the strong economy, posted double-digit returns for the six months. We'll be watching this sector closely, as prospects for retail REITs depend on the credit quality of the tenants and consumers' willingness to spend.

Q: What is your outlook?

A: REITs made great strides in recent months, as investors recognized the industry's fundamental growth possibilities, steady income potential and diversification advantages. We're heartened by the rally in REITs and believe they have the potential to perform well in the future. We feel that the income potential as well as the longer term growth potential of REITs provides a solid investment foundation for investors.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/00
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[PIE CHART PLOT POINTS]

U.S. Common Stocks                94.0%
Depositary Receipts for
  International Stocks             4.1%
International Common Stocks        1.6%
Short-Term Cash Equivalents        0.3%

[END PLOT POINTS]

Sector Distribution
(As a percentage of equity holdings)

[PIE CHART PLOT POINTS]

Technology                          23%
Financial                           15%
Consumer Cyclicals                  12%
Consumer Staples                    12%
Communication Services              12%
Healthcare                          12%
Energy                               6%
Capital Goods                        3%
Basic Materials                      2%
Other                                3%

[END PLOT POINTS]

Five Largest Holdings
(As a percentage of equity holdings)

  1. Schering-Plough Corp.        3.33%
  2. SBC Communications, Inc.     2.55
  3. Intel Corp.                  2.48
  4. Texas Instruments, Inc.      2.44
  5. IBM Corp.                    2.37

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions -- Class II Shares

                            6/30/00     5/1/00
Net Asset Value per Share   $23.37      $23.28

Distributions per Share  Income      Short-Term      Long-Term
(5/1/00 - 6/30/00)       Dividends   Capital Gains   Capital Gains
                         $0.040      $0.134          $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment -- Class II Shares

The following chart shows the value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index.

[LINE CHART PLOT POINTS]

                Pioneer Fund           S&P 500
                VCT Portfolio*         Index
5/1/00          10000                  10000
5/31/00         10004                   9675
6/30/00         10113                   9935

[END PLOT POINTS]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Class II Shares
Cumulative
Total Returns
(As of June 30, 2000)

--------------------------------------------------------------------------------
Net Asset Value*
--------------------------------------------------------------------------------

Period
Life-of-Portfolio   1.13%
(5/1/00)

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00
--------------------------------------------------------------------------------
[side bar]
On May 1, 2000, the name of Growth and Income Portfolio changed to Pioneer Fund VCT Portfolio.
[end side bar]

In the following discussion John Carey, the portfolio manager for Pioneer Fund VCT Portfolio, discusses the events and factors that influenced your Portfolio's performance. The discussion reviews the past six months and their impact on the Portfolio. The Portfolio's Class II Shares were first offered on May 1, 2000.

Q: How would you characterize the market environment over the last six months?

A: The stock market has been extremely volatile. From the beginning of the year through the end of the first week of March, it seemed investors were only interested in technology; but the tables turned, and a deep correction in that sector ensued. In the last week of May, the tables turned yet again, and technology began to recover; this recovery continued through the end of the six-month period.

   In the meantime, the rest of the market varied greatly. Several sectors that had lagged during most of 1999 performed relatively well, such as pharmaceuticals, electric utilities, and some of the financial and food stocks. Other stocks that should have done better in a period of higher inflation, such as the basic materials and the large oil stocks, performed poorly. On the whole, a diversified approach to the market, with an emphasis on more conservatively valued names, proved a worthwhile strategy.

Q: How did the Portfolio perform for the two-month period ended June 30, 2000?

A: The Portfolio managed to hold its own in a quite difficult period. We stayed essentially fully invested and maintained a diversified portfolio that included many stocks that did fairly well. As a result, the Portfolio's return, 1.13% (at net asset value), slightly outperformed the 0.43% average return of the Standard and Poor's 500 Index.

Q: How do you determine if a stock is appropriate for Pioneer Fund VCT
   Portfolio?

A: There are three steps. First, we establish the general suitability of a company for the portfolio; we look for financial strength, prominent industry position, a dynamic of sales and earnings growth and a skilled management committed to shareholder value. Second, within that "universe" of suitable stocks we focus our research on identifying "investment opportunities": companies with the potential to earn more money over the next three to five years than the stock market is anticipating. We especially look for companies that can enhance earnings by turning around a troubled division, successfully executing a change in strategy, introducing new products, entering new markets or improving productivity through better management or new technology. Third, we apportion new investments among different industries and sectors to keep the portfolio diversified and to moderate the risk of exposures to the various economic and business cycles.

   Here are four specific examples of companies we have recently found attractive, and why. Motorola is a leader in three areas: cellular phones, telecommunications equipment and semiconductors. During the correction in the technology sector, the share price fell by more than half. We thought that Wall Street analysts were too closely focused on short-term "disappointments" instead of the long-term strengths of the company in some very rapidly expanding industries, so we added to our position. Likewise, we have maintained our positions in such companies as BellSouth, Colgate-Palmolive and Bristol-Myers Squibb, despite their rather cool reception by the stock market so far this year. In each case we can see "value" in the stock beyond what the market perceives because we are taking, we think, a more long-term perspective.

Q: Why is patience so important when managing Pioneer Fund VCT Portfolio?

A: We think that everyone will be familiar with the fable of the hare and the tortoise. It was our founder, Philip L. Carret, who set us on "the tortoise road to wealth", still the route we ply. "Slow and steady" may win the race, but along the way one does sometimes wish that the scenery would change just a bit more quickly. That is where patience -- discipline and an outlook and interest in the "subtle" changes in detail formed by many decades of investment experience -- comes in.

Q: What is your outlook for stocks whose underlying values are, in your opinion, being underestimated by the market?

A: The most striking thing about the stock market over the last few years has been its infatuation with technology, and not just the Internet but also everything having to do with computers, telecommunications equipment, software and semiconductors. At a certain point it seems to us that prices are no longer being driven by the "fundamentals" of sales, earnings and shareholder equity but by frenzied demand. Pioneer Fund VCT Portfolio has benefited from the strength of the technology sector, as we have owned a number of the popular names that we purchased when they were out of favor. But every trend in the market reaches a limit. Eventually prices, earnings, book value and dividends do matter. We think that the rockiness of the market over the past few months should indicate that we are in a time of change. Going forward, it is our opinion that the path to success in this period of transition will be to continue our diversified and value-oriented approach to investing.

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/00
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[PIE CHART PLOT POINTS]

U.S. Common Stocks                  98%
U.S. Convertible Securities          2%

[END PLOT POINTS]

Sector Distribution
(As a percentage of equity holdings)

[PIE CHART PLOT POINTS]

Financial                           18%
Communication Services              16%
Utilities                           16%
Consumer Staples                    12%
Healthcare                          12%
Energy                               7%
Technology                           6%
Consumer Cyclicals                   6%
Capital Goods                        3%
Other                                4%

[END PLOT POINTS]

Five Largest Holdings
(As a percentage of equity holdings)

  1. SBC Communications, Inc.                5.27%
  2. Schering-Plough Corp.                   4.81
  3. U.S. West Communications Group, Inc.    4.06
  4. BestFoods                               3.72
  5. Exxon Mobil                             3.42

Holdings will vary for other periods.
--------------------------------------------------------------------------------
Prices and Distributions -- Class II Shares

                            6/30/00     12/31/99
Net Asset Value per Share   $18.80      $20.82

Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 6/30/00)     Dividends   Capital Gains   Capital Gains
                         $0.220      $ -             $1.741

--------------------------------------------------------------------------------
Performance of a $10,000 Investment -- Class II Shares

The following chart shows the value of an investment made in Pioneer Equity-Income VCT Portfolio at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index.

[LINE CHART PLOT POINTS]

              Pioneer Equity-Income     S&P 500
              VCT Portfolio*            Index
9/14/99       9500                      10000
9/30/99       9161                       9632
              9625                      10235
              9411                      10430
12/31/99      9344                      11064
              9012                      10500
              8294                      10289
3/31/00       8959                      11315
              9167                      10967
              9474                      10726
6/30/00       9306                      11014

[END PLOT POINTS]

Index comparison begins 9/14/99. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Class II Shares
Cumulative
Total Returns
(As of June 30, 2000)

--------------------------------------------------------------------------------
Net Asset Value*
--------------------------------------------------------------------------------

Period
Life-of-Portfolio   1.13%
(9/14/99)

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect any applicable insurance fees or surrender charges.

Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00
--------------------------------------------------------------------------------

In the following discussion John Carey, the portfolio manager of Pioneer Equity-Income VCT Portfolio, reviews the market environment and the Portfolio's performance for the 6-month period ended June 30, 2000. The Portfolio's Class II Shares were first offered on September 14, 1999.

Q: Why have the last six months been rough for investors in dividend-paying stocks? How did Pioneer Equity-Income VCT Portfolio perform in this environment?

A: The focus of the stock market on high-growth, technology stocks reached a fever pitch in the first couple months of 2000. Naturally this was a difficult period for a distinctly "old economy" investment vehicle like that of Pioneer Equity-Income VCT Portfolio. However, after the first week of March, investors grew skittish over the sky-high price-to-earnings multiples on leading technology stocks -- especially in view of rising interest rates and somewhat lower earnings expectations -- and a sharp correction in that sector ensued.

   The investment results for the six months ended June 30, 2000 still reflect the different performances during most of that period between the higher dividend-paying stocks in the Portfolio and the leading growth stocks that drive the Standard & Poor's 500 Index. The Portfolio returned -0.40% at net asset value for the period. The Portfolio's return surpassed the -1.65% average return for the 44 annuity portfolios in the Lipper, Inc. equity income universe. (Lipper is an independent firm that tracks annuity portfolio performance.)

Q: Is it difficult to maintain a consistent approach in today's market?

A: While we are troubled by near-term underperformance, we believe that the longer-term record of the portfolio justifies our confidence in the conservative strategy we have pursued. Of course it is tempting to chase fads and bend with every beguiling wind that blows through the stock market. But we do not think that frequently changing course would be prudent.

Q: What changes did you make in the Portfolio during the period?

A: The six-month period ended June 30 was an active one for the Portfolio. We took advantage of market volatility to consolidate the Portfolio into a shorter list of securities. We realized gains in some cases, for instance in our liquidations of Sprint, The Bank of New York and Minnesota Mining & Manufacturing. In other cases we took losses, for example in our disposals of Goodyear Tire & Rubber, Lockheed Martin and Harris. Our Indiana Energy became Vectren, and we received shares of BP Amoco, which we subsequently sold, in exchange for our shares of Atlantic Richfield in yet another corporate merger. Reflecting our aim to focus the Portfolio, we did not add any positions during the period.

Q: What is your view of the current stock market environment?

A: We are a bit relieved that the "spell" of high tech has been broken and that investor interest appears to have broadened to include stocks in other sectors. Risks remain, however -- as they always do. The main concern for us is the rising level of interest rates and the possibility that rates will go up more than the stock market has "factored in." Overall, higher rates can have a dampening effect on economic growth and stock-market performance.

   It is at times like this when experience is a friend. We take comfort from our 72 years of experience at Pioneer in managing through all kinds of different markets. We would counsel patience, and remind you to focus on the long-term investment goals that led to your initial interest in the Portfolio. We are much appreciative for your support.

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                      Value
            COMMON STOCKS - 96.7%
            Basic Materials - 4.4%
            Aluminum - 0.7%
   28,000   Alcoa, Inc.                               $   812,000
                                                      -----------
            Chemicals - 0.8%
   30,000   IMC Global Inc.                           $   390,000
   13,000   Rohm & Haas Co.                               448,500
                                                      -----------
                                                      $   838,500
                                                      -----------
            Chemicals (Specialty) - 1.7%
   34,000   Borden Chemicals & Plastics, L.P.*        $   140,250
   33,500   Hercules, Inc.                                471,094
   84,000   Wellman, Inc.                               1,359,750
                                                      -----------
                                                      $ 1,971,094
                                                      -----------
            Paper & Forest Products - 1.2%
   29,000   Bowater, Inc.                             $ 1,279,619
                                                      -----------
            Total Basic Materials                     $ 4,901,213
                                                      -----------
            Capital Goods - 7.6%
            Aerospace/Defense - 0.7%
   17,000   General Dynamics Corp.                    $   888,250
                                                      -----------
            Electrical Equipment - 1.5%
   16,800   Molex Inc.                                $   808,500
   14,500   SCI Systems, Inc.*                            568,219
    8,300   Vishay Intertechnology, Inc.*                 314,881
                                                      -----------
                                                      $ 1,691,600
                                                      -----------
            Machinery (Diversified) - 1.6%
   14,500   Deere & Co.                               $   536,500
   58,600   Kaydon Corp.                                1,230,600
                                                      -----------
                                                      $ 1,767,100
                                                      -----------
            Manufacturing (Specialized) - 0.8%
   16,500   Sealed Air Corp.*                         $   864,188
                                                      -----------
            Metal Fabricators - 1.2%
   65,000   Brush Engineered Materials Inc.           $ 1,015,625
   10,000   Penn Engineering & Manufacturing Corp.        352,500
                                                      -----------
                                                      $ 1,368,125
                                                      -----------
            Waste Management - 1.7%
  100,000   Waste Management Inc.                     $ 1,900,000
                                                      -----------
            Total Capital Goods                       $ 8,479,263
                                                      -----------
            Communication Services - 1.6%
            Telephone - 1.6%
   25,200   Century Telephone Enterprises, Inc.       $   724,500
   10,000   Telephone and Data Systems, Inc.            1,002,500
                                                      -----------
            Total Communication Services              $ 1,727,000
                                                      -----------
            Consumer Cyclicals - 11.8%
            Auto Parts & Equipment - 0.7%
   16,700   ITT Industries                            $   507,263
   14,000   Lear Corp.*                                   280,000
                                                      -----------
                                                      $   787,263
                                                      -----------
            Household Furnishings & Appliances - 0.7%
   31,400   Ethan Allen Interiors, Inc.               $   753,600
                                                      -----------

Shares                                                      Value
            Leisure Time (Products) - 1.6%
  129,000   Mattel, Inc.                              $ 1,701,186
                                                      -----------
            Publishing - 1.0%
   50,000   Primedia, Inc.*                           $ 1,137,500
                                                      -----------
            Retail (Computers & Electronics) - 0.5%
   12,000   Radioshack Corp.                          $   568,500
                                                      -----------
            Retail (Discounters) - 0.8%
   47,000   Family Dollar Stores, Inc.                $   919,440
                                                      -----------
            Retail (General Merchandise) - 0.5%
   76,000   Kmart Corp.*                              $   517,750
                                                      -----------
            Retail (Specialty) - 3.7%
   16,000   Blockbuster, Inc.                         $   155,000
   84,000   Borders Group, Inc.*                        1,307,250
   78,000   Cole National Corp.                           546,000
  104,700   OfficeMax, Inc.*                              523,500
  165,500   Venator Group, Inc.*                        1,696,375
                                                      -----------
                                                      $ 4,228,125
                                                      -----------
            Retail (Specialty-Apparel) - 0.6%
   19,000   AnnTaylor Stores Corp.*                   $   629,375
                                                      -----------
            Services (Commercial & Consumer) - 1.7%
   45,600   Regis Corp.                               $   570,000
   36,000   Sabre Group Holdings, Inc.                  1,026,000
   72,500   Stewart Enterprises, Inc.                     256,016
                                                      -----------
                                                      $ 1,852,016
                                                      -----------
            Total Consumer Cyclicals                  $13,094,755
                                                      -----------
            Consumer Staples - 9.1%
            Broadcasting (Television/Radio/Cable) - 0.7%
   33,000   USA Networks Inc.*                        $   713,625
                                                      -----------
            Entertainment - 2.5%
   39,500   Viacom, Inc. (Class B) (Non-voting)*      $ 2,693,406
                                                      -----------
            Foods - 0.3%
   15,000   Ralston-Ralston Purina Group              $   299,063
    5,300   Tyson Foods, Inc.                              46,375
                                                      -----------
                                                      $   345,438
                                                      -----------
            Housewares - 1.3%
   60,000   Newell Co.                                $ 1,545,000
                                                      -----------
            Restaurants - 1.4%
  102,200   Lone Star Steakhouse & Saloon, Inc.*      $ 1,034,775
   17,000   McDonald's Corp.                              559,938
                                                      -----------
                                                      $ 1,594,713
                                                      -----------
            Retail Stores (Food Chains) - 0.7%
   33,500   Kroger Co.*                               $   739,094
                                                      -----------
            Services (Employment) - 0.9%
  111,700   Modis Professional Services Inc.*         $   991,338
                                                      -----------
            Specialty Printing - 1.3%
   93,800   John H. Harland Co.                       $ 1,401,136
                                                      -----------
            Total Consumer Staples                    $10,023,750
                                                      -----------

12   The accompanying notes are an integral part of these financial statements.

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                           Value
            Energy - 9.2%
            Oil (Domestic Integrated) - 1.0%
   47,600   Conoco, Inc.                                   $ 1,047,200
                                                           -----------
            Oil & Gas (Drilling & Equipment) - 3.8%
   75,000   R&B Falcon Corp.*                              $ 1,767,188
   25,000   Transocean Sedco Forex Inc.                      1,335,938
   27,000   Weatherford International, Inc.*                 1,074,938
                                                           -----------
                                                           $ 4,178,064
                                                           -----------
            Oil & Gas (Production/Exploration) - 3.8%
   20,700   Anadarko Petroleum Corp.                       $ 1,020,769
   19,000   Apache Corp.                                     1,117,438
   27,000   Burlington Resources, Inc.                       1,032,750
   69,000   Ocean Energy Inc.*                                 978,938
                                                           -----------
                                                           $ 4,149,895
                                                           -----------
            Oil & Gas (Refining & Marketing) - 0.6%
   24,900   Tosco Corp.                                    $   704,979
                                                           -----------
            Total Energy                                   $10,080,138
                                                           -----------
            Financial - 14.6%
            Banks (Major Regional) - 0.6%
   14,000   Comerica, Inc.                                 $   628,250
                                                           -----------
            Banks (Regional) - 2.4%
   27,000   Marshall & Ilsley Corp.                        $ 1,120,500
   39,800   North Fork Bancorporation, Inc.                    601,975
   35,200   TCF Financial Corp.                                904,200
                                                           -----------
                                                           $ 2,626,675
                                                           -----------
            Consumer Finance - 0.9%
   31,000   Countrywide Credit Industries, Inc.            $   939,688
                                                           -----------
            Financial (Diversified) - 1.2%
   37,700   Axa Financial, Inc.                            $ 1,281,800
                                                           -----------
            Insurance (Multi-Line) - 1.1%
   18,800   Nationwide Financial Services, Inc.            $   618,050
   11,000   ReliaStar Financial Corp.                          576,813
                                                           -----------
                                                           $ 1,194,863
                                                           -----------
            Insurance (Property/Casualty) - 6.0%
   61,000   Ace Ltd.                                       $ 1,708,000
   16,500   Allmerica Financial Corp.                          864,188
   19,000   Exel Ltd.                                        1,028,375
   39,000   Financial Security Assurance Holdings, Ltd.      2,959,125
                                                           -----------
                                                           $ 6,559,688
                                                           -----------
            Investment Banking/Brokerage - 0.8%
   21,000   Bear Stearns Companies Inc.                    $   874,124
                                                           -----------
            Savings & Loan Companies - 1.6%
   54,000   Charter One Financial, Inc.                    $ 1,242,000
   21,000   Washington Mutual, Inc.                            606,375
                                                           -----------
                                                           $ 1,848,375
                                                           -----------
            Total Financial                                $15,953,463
                                                           -----------
            Healthcare - 8.7%
            Healthcare (Drugs - Generic & Other) - 1.7%
   21,000   Alza Corp.*                                    $ 1,241,624
   31,400   Mylan Laboratories Inc.                            573,050
                                                           -----------
                                                           $ 1,814,674
                                                           -----------

Shares                                                           Value
            Healthcare (Hospital Management) - 6.3%
  123,650   Columbia/HCA Healthcare Corp.                  $ 3,755,869
  130,700   Health Management Associates, Inc.*              1,707,269
   22,000   Lincare Holdings Inc.*                             541,750
   12,000   Wellpoint Health Networks Inc.*                    869,250
                                                           -----------
                                                           $ 6,874,138
                                                           -----------
            Healthcare (Medical Products/Supplies) - 0.7%
   13,000   Boston Scientific Corp.*                       $   285,188
   25,000   Sybron International Corp.*                        495,313
                                                           -----------
                                                           $   780,501
                                                           -----------
            Total Healthcare                               $ 9,469,313
                                                           -----------
            Technology - 19.8%
            Communications Equipment - 1.0%
    8,000   Alcatel (A.D.R.)                               $   532,000
   16,000   Andrew Corp.*                                      537,000
                                                           -----------
                                                           $ 1,069,000
                                                           -----------
            Computers (Hardware) - 5.5%
   17,000   Gateway 2000 Inc.*                             $   964,750
  133,000   NCR Corp.*                                       5,178,688
                                                           -----------
                                                           $ 6,143,438
                                                           -----------
            Computers (Networking) - 3.5%
   29,000   Cabletron Systems, Inc.*                       $   732,250
   10,500   Lycos, Inc.*                                       567,000
   12,500   Seagate Technology Inc.*                           687,500
  112,000   Storage Technology Corp.*                        1,225,000
   14,500   Xircom Inc.*                                       688,750
                                                           -----------
                                                           $ 3,900,500
                                                           -----------
            Computers (Software & Services) - 0.9%
    4,000   Storage Networks, Inc.*                        $   361,000
   17,000   Synopsys, Inc.*                                    587,563
                                                           -----------
                                                           $   948,563
                                                           -----------
            Electronics (Semiconductors) - 0.8%
   37,100   Adaptec, Inc.*                                 $   844,024
                                                           -----------
            Photography/Imaging - 4.4%
   15,000   Eastman Kodak Co.                              $   892,500
  135,000   Imation Corp.*                                   3,965,627
                                                           -----------
                                                           $ 4,858,127
                                                           -----------
            Services (Computer Systems) - 2.6%
    8,000   Investment Technology Group, Inc.*             $   340,500
   56,000   Keane, Inc.*                                     1,211,000
   41,000   SunGard Data Systems, Inc.*                      1,271,000
                                                           -----------
                                                           $ 2,822,500
                                                           -----------
            Services (Data Processing) - 1.1%
   14,500   Equifax Inc.                                   $   380,625
   16,500   First Data Corp.                                   818,813
                                                           -----------
                                                           $ 1,199,438
                                                           -----------
            Total Technology                               $21,785,590
                                                           -----------
            Utilities - 9.9%
            Electric Companies - 5.9%
   14,700   Allegheny Energy, Inc.                         $   402,413
   45,500   Citizens Utilities Co. (Class B)*                  784,875

 The accompanying notes are an integral part of these financial statements.   13

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                         Value
              Electric Companies - (continued)
    46,100    CMS Energy Corp.                          $  1,019,963
    35,600    DPL, Inc.                                      780,975
    17,000    DQE, Inc.                                      671,500
    25,100    DTE Energy Co.                                 767,119
    11,000    Kansas City Power & Light Co.                  247,500
    29,000    NSTAR                                        1,179,934
    21,000    Houston Industries, Inc.                       620,813
                                                        ------------
                                                        $  6,475,092
                                                        ------------
              Natural Gas - 4.0%
    17,000    Dynegy Inc.                               $  1,161,313
    35,000    El Paso Energy Corp.                         1,782,813
    35,000    KeySpan Energy Corp.                         1,076,250
    20,900    Questar Corp.                                  404,937
                                                        ------------
                                                        $  4,425,313
                                                        ------------
              Total Utilities                           $ 10,900,405
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $99,371,449)                        $106,414,890
                                                        ------------
  Principal
    Amount
              TEMPORARY CASH INVESTMENT - 3.3%
              Commercial Paper - 3.3%
$3,624,000    Household Finance Corp., 6.88%, 7/3/00    $  3,624,000
                                                        ------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $3,624,000)                         $  3,624,000
                                                        ------------
              TOTAL INVESTMENT IN SECURITIES - 100.0%
              (Cost $102,995,449)                       $110,038,890
                                                        ============

* Non-income producing security.

14  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                          Value
              COMMON STOCKS - 99.0%
              Basic Materials - 3.0%
              Chemicals (Specialty) - 3.0%
     88,287   Minerals Technologies, Inc.                $  4,061,202
                                                         ------------
              Total Basic Materials                      $  4,061,202
                                                         ------------
              Capital Goods - 10.7%
              Electrical Equipment - 4.0%
    152,980   Molex, Inc.                                $  5,354,300
                                                         ------------
              Manufacturing (Specialized) - 6.7%
    171,400   Sealed Air Corp.*                          $  8,977,075
                                                         ------------
              Total Capital Goods                        $ 14,331,375
                                                         ------------
              Communication Services - 1.8%
              Cellular/Wireless Telecommunications - 1.8%
     65,700   Crown Castle International Corp.*          $  2,398,050
                                                         ------------
              Total Communication Services               $  2,398,050
                                                         ------------
              Consumer Cyclicals - 13.2%
              Leisure Time (Products) - 1.0%
     35,400   Harley-Davidson, Inc.                      $  1,362,900
                                                         ------------
              Retail (Discounters) - 6.4%
    437,843   Dollar General Corp.                       $  8,537,939
                                                         ------------
              Publishing (Newspapers) - 2.8%
     70,200   News Corporation Ltd. (A.D.R.)             $  3,825,900
                                                         ------------
              Services (Commercial & Consumer) - 3.0%
    109,500   Cintas Corp.                               $  4,017,281
                                                         ------------
              Total Consumer Cyclicals                   $ 17,744,020
                                                         ------------
              Consumer Staples - 30.4%
              Beverages (Non-Alcoholic) - 0.8%
     20,172   The Coca-Cola Co.                          $  1,158,629
                                                         ------------
              Broadcasting (Television/Radio/Cable) - 12.2%
     96,400   Comcast Corp (Non-voting)*                 $  3,904,200
    234,700   Infinity Broadcasting Corp.*                  8,551,881
     58,600   MediaOne Group, Inc.*                         3,886,264
                                                         ------------
                                                         $ 16,342,345
                                                         ------------
              Foods - 4.7%
     78,888   Wrigley (Wm.) Jr. Co.                      $  6,325,832
                                                         ------------
              Personal Care - 3.2%
    121,964   The Gillette Co.                           $  4,261,117
                                                         ------------
              Restaurants - 4.0%
    163,052   McDonald's Corp.                           $  5,370,525
                                                         ------------
              Retail (Drug Stores) - 5.5%
    229,014   Walgreen Co.                               $  7,371,389
                                                         ------------
              Total Consumer Staples                     $ 40,829,837
                                                         ------------
              Financial - 12.8%
              Insurance (Multi-Line) - 1.7%
     19,720   American International Group, Inc.         $  2,317,100
                                                         ------------

Shares                                                          Value
              Insurance (Property/Casualty) - 11.1%
        114   Berkshire Hathaway, Inc. (Class A)*        $  6,133,200
      1,298   Berkshire Hathaway, Inc. (Class B)*           2,284,480
     87,610   Progressive Corp.                             6,483,140
                                                         ------------
                                                         $ 14,900,820
                                                         ------------
              Total Financial                            $ 17,217,920
                                                         ------------
              Healthcare - 10.0%
              Biotechnology - 3.8%
     99,731   Pharmacia Corp.                            $  5,154,846
                                                         ------------
              Healthcare (Drugs/Major
              Pharmaceuticals) - 6.2%
     40,216   Merck & Co., Inc.                          $  3,081,551
    110,118   Pfizer, Inc.                                  5,285,664
                                                         ------------
                                                         $  8,367,215
                                                         ------------
              Total Healthcare                           $ 13,522,061
                                                         ------------
              Technology - 17.1%
              Communications Equipment - 4.5%
    144,400   American Tower Corp.*                      $  6,019,675
                                                         ------------
              Computers (Hardware) - 0.7%
     10,000   Sun Microsystems, Inc.*                    $    909,375
                                                         ------------
              Computers (Peripherals) - 2.2%
     38,600   EMC Corp.*                                 $  2,969,786
                                                         ------------
              Computers (Software & Services) - 3.1%
     28,924   Microsoft Corp.*                           $  2,313,920
     22,800   Oracle Corp.*                                 1,916,625
                                                         ------------
                                                         $  4,230,545
                                                         ------------
              Electronics (Semiconductors) - 5.9%
     86,400   Linear Technology Corp.                    $  5,524,200
     34,500   Maxim Integrated Products Inc.*               2,343,845
                                                         ------------
                                                         $  7,868,045
                                                         ------------
              Services (Data Processing) - 0.7%
     21,000   Paychex Inc.                               $    882,000
                                                         ------------
              Total Technology                           $ 22,879,426
                                                         ------------
              TOTAL COMMON STOCKS
              (Cost $125,289,873)                        $132,983,891
                                                         ------------
  Principal
    Amount
              TEMPORARY CASH INVESTMENT - 1.0%
              Commercial Paper - 1.0%
 $1,365,000   Household Finance Corp., 6.88%, 7/3/00     $  1,365,000
                                                         ------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $1,365,000)                          $  1,365,000
                                                         ------------
              TOTAL INVESTMENT IN SECURITIES - 100.0%
              (Cost $126,654,873)                        $134,348,891
                                                         ============

* Non-income producing security.

 The accompanying notes are an integral part of these financial statements.   15

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                        Value
           COMMON STOCKS - 100.0%
           Real Estate Investment Trusts - 95.9%
  52,800   Archstone Communities Trust                  $ 1,112,100
  29,400   AvalonBay Communities, Inc.                    1,227,450
  23,200   Boston Properties, Inc.                          896,100
  31,200   Brandywine Realty Trust                          596,700
  25,500   Burnham Pacific Property, Inc.                   175,313
  26,600   Camden Property Trust                            781,375
  18,100   Catellus Development Corp.*                      271,500
   5,100   Centerpoint Properties Corp.                     207,825
  19,900   Charles E. Smith Residential Realty, Inc.        756,200
   2,400   Corporate Office Properties Trust                 22,050
  30,300   Cousins Properties, Inc.                       1,166,550
  33,900   Developers Diversified Realty Corp.              506,381
  53,500   Duke-Weeks Realty Corp.                        1,197,063
  20,000   Entertainment Properties Trust                   276,250
  68,757   Equity Office Properties Trust                 1,895,115
  23,500   Equity Residential Property Trust              1,081,000
  25,400   Essex Property Trust, Inc.                     1,066,800
  29,600   Franchise Finance Corporation of America         680,800
  29,100   Gables Residential Trust                         749,325
   9,700   General Growth Properties, Inc.                  307,975
  32,100   Home Properties of New York, Inc.                963,000
  64,290   Host Marriott Corp.                              602,719
   3,800   Kimco Realty Corp.                               155,800
  24,500   Liberty Property Trust                           635,469
  50,100   The Macerich Co.                               1,105,331
  18,300   Manufactured Home Communities Inc.               438,056
  32,100   Mission West Properties Inc.                     337,050
  16,300   Pacific Gulf Properties, Inc.                    408,519
  18,500   Parkway Properties, Inc.                         564,250
   8,300   Philips International Realty Corp.               144,213
  43,400   Prentiss Properties Trust                      1,041,600
  37,700   ProLogis Trust                                   803,481
  37,000   Public Storage, Inc.                             867,188
   1,615   Public Storage, Inc. (Depositary Shares)          33,511
  54,300   Reckson Associates Realty Corp.                1,289,625
  25,800   Simon Property Group, Inc.                       572,438
  16,700   Spieker Properties, Inc.                         768,200
  39,400   Starwood Hotels & Resorts Trust                1,282,963
  23,700   Vornado Realty Trust                             823,572
                                                        -----------
           Total Real Estate Investment Trusts          $27,810,857
                                                        -----------
           Real Estate Services - 4.1%
  66,400   Trizec Hahn Corp.                            $ 1,186,900
                                                        -----------
           Total Real Estate Services                   $ 1,186,900
                                                        -----------
           TOTAL INVESTMENT IN SECURITIES - 100.0%
           (Cost $27,092,890)                           $28,997,757
                                                        ===========

* Non-income producing security.


16  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                       Value
           COMMON STOCKS - 99.7%
           Basic Materials - 2.4%
           Aluminum - 0.6%
  42,200   Alcoa, Inc.                                 $ 1,223,800
                                                       -----------
           Chemicals - 0.7%
  27,354   E.I. du Pont de Nemours & Co.               $ 1,196,738
   8,000   Rohm & Haas Co.                                 276,000
                                                       -----------
                                                       $ 1,472,738
                                                       -----------
           Gold & Precious Metals Mining - 0.4%
  36,600   Newmont Mining Corp.                        $   791,475
                                                       -----------
           Iron & Steel - 0.0%
   2,300   Nucor Corp.                                 $    76,331
                                                       -----------
           Metals Mining - 0.6%
  25,000   Phelps Dodge Corp.                          $   929,688
  29,000   Rio Tinto Plc                                   473,856
                                                       -----------
                                                       $ 1,403,544
                                                       -----------
           Paper & Forest Products - 0.1%
   5,400   Weyerhaeuser Co.                            $   232,200
                                                       -----------
           Total Basic Materials                       $ 5,200,088
                                                       -----------
           Capital Goods - 3.3%
           Aerospace Defense - 1.0%
  15,600   Boeing Co.                                  $   652,275
   8,800   General Dynamics Corp.                          459,800
  46,000   Lockheed Martin Corp.                         1,141,375
                                                       -----------
                                                       $ 2,253,450
                                                       -----------
           Electrical Equipment - 0.7%
  14,000   Emerson Electric Co.                        $   845,250
  11,100   General Electric Co.                            588,300
                                                       -----------
                                                       $ 1,433,550
                                                       -----------
           Machinery (Diversified) - 0.6%
  22,200   Deere & Co.                                 $   821,400
  10,200   Ingersoll-Rand Co.                              410,550
                                                       -----------
                                                       $ 1,231,950
                                                       -----------
           Manufacturing (Specialized) - 0.6%
   7,300   Diebold, Inc.                               $   203,488
  10,500   Illinois Tool Works, Inc.                       598,500
   9,200   Johnson Controls, Inc.                          472,075
                                                       -----------
                                                       $ 1,274,063
                                                       -----------
           Office Equipment & Supplies - 0.4%
  18,600   Canon Inc. (A.D.R.)                         $   936,975
                                                       -----------
           Total Capital Goods                         $ 7,129,988
                                                       -----------
           Communication Services - 11.6%
           Cellular/Wireless Telecommunications - 1.3%
   5,000   AT&T Wireless Group*                        $   139,375
  44,800   Sprint Corp. (PCS)*                           2,665,600
                                                       -----------
                                                       $ 2,804,975
                                                       -----------
           Telecommunications (Long Distance) - 1.4%
  58,500   Sprint Corp.                                $ 2,983,500
                                                       -----------

Shares                                                       Value
           Telephone - 8.9%
  14,123   Alltel Corp.                                $   874,743
  50,300   Bell Atlantic Corp.                           2,555,869
  82,600   BellSouth Corp.                               3,520,825
  40,400   GTE Corp.                                     2,514,900
 127,476   SBC Communications, Inc.                      5,513,337
  51,200   U.S. West Communications Group, Inc.          4,390,400
                                                       -----------
                                                       $19,370,074
                                                       -----------
           Total Communication Services                $25,158,549
                                                       -----------
           Consumer Cyclicals - 12.2%
           Auto Parts & Equipment - 0.1%
   8,773   Visteon Corp.*                              $   106,367
                                                       -----------
           Automobiles - 1.3%
  67,000   Ford Motor Co.                              $ 2,881,000
                                                       -----------
           Household Furnishings & Appliances - 0.9%
  21,000   Sony Corp. (A.D.R.)                         $ 1,980,563
                                                       -----------
           Publishing - 2.1%
 101,000   John Wiley & Sons, Inc.                     $ 2,272,500
  42,600   McGraw-Hill Co., Inc.                         2,300,400
                                                       -----------
                                                       $ 4,572,900
                                                       -----------
           Publishing (Newspapers) - 1.5%
  19,900   Central Newspapers, Inc.                    $ 1,258,675
  13,300   Dow Jones & Co., Inc.                           974,225
  15,000   Gannett Co., Inc.                               897,188
                                                       -----------
                                                       $ 3,130,088
                                                       -----------
           Retail (Computers & Electronics) - 0.1%
   2,200   Best Buy Co., Inc.*                         $   139,150
   1,000   Circuit City Stores                              33,188
                                                       -----------
                                                       $   172,338
                                                       -----------
           Retail (Department Stores) - 1.6%
  14,800   Harcourt General, Inc.                      $   804,750
  34,000   Kohl's Corp.*                                 1,891,250
  34,400   May Department Stores Co.                       825,600
                                                       -----------
                                                       $ 3,521,600
                                                       -----------
           Retail (Discounters) - 0.6%
  66,718   Dollar General Corp.                        $ 1,301,001
                                                       -----------
           Retail (General Merchandise) - 1.8%
  38,400   Target Corp.                                $ 2,227,200
  30,300   Wal-Mart Stores, Inc.                         1,746,038
                                                       -----------
                                                       $ 3,973,238
                                                       -----------
           Retail (Specialty) - 0.1%
  13,000   Barnes & Noble, Inc.*                       $   289,250
                                                       -----------
           Retail (Specialty-Apparel) - 0.5%
  33,300   Gap Inc.                                    $ 1,040,622
                                                       -----------
           Services (Advertising/Marketing) - 1.6%
  28,000   The Interpublic Group of Companies, Inc.    $ 1,204,000
  25,100   Omnicom Group                                 2,235,469
                                                       -----------
                                                       $ 3,439,469
                                                       -----------
           Total Consumer Cyclicals                    $26,408,436
                                                       -----------

 The accompanying notes are an integral part of these financial statements.   17

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                      Value
           Consumer Staples - 11.6%
           Beverages (Non-Alcoholic) - 0.8%
  37,900   PepsiCo, Inc.                              $ 1,684,181
                                                      -----------
           Broadcasting (Television/Radio/Cable) - 0.6%
   6,800   Cox Communication, Inc.*                   $   309,825
  16,000   MediaOne Group, Inc.*                        1,061,096
                                                      -----------
                                                      $ 1,370,921
                                                      -----------
           Distributors (Food & Health) - 0.5%
  25,800   Sysco Corp.                                $ 1,086,825
                                                      -----------
           Entertainment - 1.4%
  44,919   Viacom, Inc. (Class B) (Non-voting)*       $ 3,062,914
                                                      -----------
           Foods - 4.0%
  46,200   BestFoods                                  $ 3,199,350
  29,700   Campbell Soup Co.                              865,013
  28,600   General Mills, Inc.                          1,093,950
  31,200   H.J. Heinz Co.                               1,365,000
  22,000   Hershey Foods Corp.                          1,067,000
  18,000   Ralston-Ralston Purina Group                   358,875
  34,000   Sara Lee Corp.                                 656,625
                                                      -----------
                                                      $ 8,605,813
                                                      -----------
           Household Products (Non-Durables) - 1.5%
  38,500   Colgate-Palmolive Co.                      $ 2,305,188
  18,000   Procter & Gamble Co.                         1,030,500
                                                      -----------
                                                      $ 3,335,688
                                                      -----------
           Restaurants - 0.3%
  19,100   McDonald's Corp.                           $   629,106
                                                      -----------
           Retail (Drug Stores) - 1.6%
  19,400   CVS Corp.                                  $   776,000
  81,300   Walgreen Co.                                 2,616,844
                                                      -----------
                                                      $ 3,392,844
                                                      -----------
           Retail Stores (Food Chains) - 0.2%
   8,800   Safeway Inc.*                              $   397,100
                                                      -----------
           Services (Employment) - 0.7%
  58,200   Robert Half International Inc.*            $ 1,658,700
                                                      -----------
           Total Consumer Staples                     $25,224,092
                                                      -----------
           Energy - 6.1%
           Oil (Domestic Integrated) - 0.5%
  18,000   Conoco, Inc.(Class A)                      $   396,000
  21,950   Conoco, Inc. (Class B)                         539,147
                                                      -----------
                                                      $   935,147
                                                      -----------
           Oil (International Integrated) - 4.6%
  48,464   BP Amoco Plc (A.D.R.)                      $ 2,741,245
  31,900   Chevron Corp.                                2,705,519
  22,700   Texaco, Inc.                                 1,208,775
  42,834   Exxon Mobil Corp.                            3,362,469
                                                      -----------
                                                      $10,018,008
                                                      -----------
           Oil & Gas (Drilling & Equipment) - 1.0%
  14,100   Schlumberger Ltd.                          $ 1,052,213
  10,000   Smith International, Inc.*                     728,125

Shares                                                      Value
           Oil & Gas (Drilling & Equipment) - (continued)
   7,929   Transocean Offshore Inc.                   $   423,705
                                                      -----------
                                                      $ 2,204,043
                                                      -----------
           Total Energy                               $13,157,198
                                                      -----------
           Financial - 15.1%
           Banks (Major Regional) - 5.0%
  64,100   The Bank of New York Co., Inc.             $ 2,980,650
  18,750   Comerica, Inc.                                 841,406
  16,265   Fleet Boston Financial Corp.                   553,010
  14,500   Huntington Bancshares, Inc.                    229,281
  53,700   Mellon Bank Corp.                            1,956,694
  81,000   National City Corp.                          1,382,063
  22,500   State Street Corp.                           2,386,406
  15,000   Wells Fargo Co.                                581,250
                                                      -----------
                                                      $10,910,760
                                                      -----------
           Banks (Regional) - 0.5%
  25,500   First Tennessee National Corp.             $   422,344
  15,400   Zions Bancorporation                           706,715
                                                      -----------
                                                      $ 1,129,059
                                                      -----------
           Financial (Diversified) - 1.7%
  59,800   Axa Financial, Inc.                        $ 2,033,200
  19,400   Morgan Stanley, Dean Witter and Co.          1,615,050
                                                      -----------
                                                      $ 3,648,250
                                                      -----------
           Insurance (Multi-Line) - 1.2%
  16,487   American International Group, Inc.         $ 1,937,222
  14,100   ReliaStar Financial Corp.                      739,369
                                                      -----------
                                                      $ 2,676,591
                                                      -----------
           Insurance (Property/Casualty) - 2.0%
  33,000   Chubb Corp.                                $ 2,029,500
  16,400   Exel Ltd.                                      887,650
   9,400   Partnerre Ltd.                                 333,112
  20,900   Safeco Corp.                                   415,388
  17,400   St. Paul Companies, Inc.                       593,775
                                                      -----------
                                                      $ 4,259,425
                                                      -----------
           Insurance Brokers - 1.0%
  21,150   Marsh & McLennan Co., Inc.                 $ 2,208,853
                                                      -----------
           Investment Management - 3.5%
  17,500   Federated Investors Inc.                   $   613,594
  17,200   Merrill Lynch & Co., Inc.                    1,978,000
  51,700   Paine Webber Group Inc.                      2,352,350
  59,500   T. Rowe Price Associates, Inc.               2,528,750
                                                      -----------
                                                      $ 7,472,694
                                                      -----------
           Savings & Loan Companies - 0.2%
  12,524   Washington Mutual, Inc.                    $   361,631
                                                      -----------
           Total Financial                            $32,667,263
                                                      -----------
           Healthcare - 11.6%
           Healthcare (Diversified) - 3.4%
  38,700   Abbott Laboratories                        $ 1,724,569
  49,500   Bristol-Myers Squibb Co.                     2,883,375
  27,200   Johnson & Johnson                            2,771,000
                                                      -----------
                                                      $ 7,378,944
                                                      -----------

18   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                       Value
            Healthcare (Drugs/Major Pharmaceuticals) - 7.7%
   21,400   Eli Lilly & Co.                           $  2,137,325
   32,400   Merck & Co., Inc.                            2,482,650
   32,100   Pfizer, Inc.                                 1,540,800
   10,600   Roche Holding AG (A.D.R.)                    1,031,181
  142,700   Schering-Plough Corp.                        7,206,350
   34,600   SmithKline Beecham Plc (A.D.R.)              2,255,488
                                                      ------------
                                                      $ 16,653,794
                                                      ------------
            Healthcare (Medical Products/Supplies) - 0.5%
   41,200   Becton, Dickinson & Co.                   $  1,181,925
                                                      ------------
            Total Healthcare                          $ 25,214,663
                                                      ------------
            Technology - 22.7%
            Communications Equipment - 3.1%
   15,000   ADC Telecommunications, Inc.*             $  1,258,125
   32,800   Lucent Technologies, Inc.*                   1,943,400
  118,800   Motorola Inc.                                3,452,625
    2,000   Tellabs, Inc.*                                 136,875
                                                      ------------
                                                      $  6,791,025
                                                      ------------
            Computers (Hardware) - 5.3%
   91,000   Compaq Computer Corp.                     $  2,326,187
   31,700   Hewlett-Packard Co.                          3,958,538
   46,800   IBM Corp.                                    5,127,525
                                                      ------------
                                                      $ 11,412,250
                                                      ------------
            Computers (Networking) - 0.9%
   26,000   3COM Corp.*                               $  1,498,250
   10,100   Lycos, Inc.*                                   545,400
                                                      ------------
                                                      $  2,043,650
                                                      ------------
            Computers (Software & Services) - 3.1%
   12,100   Adobe Systems, Inc.                       $  1,573,000
   13,850   BMC Software, Inc.*                            505,309
   39,300   Microsoft Corp.*                             3,144,000
   16,500   Peoplesoft Inc.*                               276,375
   35,300   Synopsys, Inc.*                              1,220,056
                                                      ------------
                                                      $  6,718,740
                                                      ------------
            Electronics (Component Distributors) - 0.6%
   25,500   Koninklijke Philips Electronics NV        $  1,211,250
                                                      ------------
            Electronics (Instrumentation) - 6.3%
   12,090   Agilent Technologies Inc.*                $    891,664
   21,400   Altera Corp.*                                2,181,463
   40,100   Intel Corp.                                  5,360,869
   76,800   Texas Instruments, Inc.                      5,275,200
                                                      ------------
                                                      $ 13,709,196
                                                      ------------
            Equipment (Semiconductors) - 0.8%
   15,800   Applied Materials, Inc.*                  $  1,431,875
    3,500   Novellus Systems, Inc.*                        197,969
                                                      ------------
                                                      $  1,629,844
                                                      ------------
            Photography/Imaging - 0.5%
   19,600   Eastman Kodak Co.                         $  1,166,200
                                                      ------------
            Services (Computer Systems) - 0.8%
   23,000   Computer Sciences Corp.*                  $  1,717,813
                                                      ------------

Shares                                                       Value
            Services (Data Processing) - 1.3%
   25,600   Automatic Data Processing, Inc.           $  1,371,200
    8,200   DST Systems, Inc.*                             624,225
   12,600   Electronic Data Systems Corp.                  519,750
   10,500   Fiserv, Inc.*                                  454,125
                                                      ------------
                                                      $  2,969,300
                                                      ------------
            Total Technology                          $ 49,369,268
                                                      ------------
            Transportation - 1.9%
            Airlines - 0.8%
   11,500   Delta Air Lines, Inc.                     $    581,469
   52,200   Southwest Airlines Co.                         988,537
                                                      ------------
                                                      $  1,570,006
                                                      ------------
            Railroads - 1.1%
   30,400   Burlington Northern, Inc.                 $    697,300
   80,700   Norfolk Southern Corp.                       1,200,413
   14,700   Union Pacific Corp.                            546,656
                                                      ------------
                                                      $  2,444,369
                                                      ------------
            Total Transportation                      $  4,014,375
                                                      ------------
            Utilities - 1.2%
            Electric Companies - 0.8%
   34,100   Allegheny Energy, Inc.                    $    933,488
   35,100   DPL, Inc.                                      770,004
                                                      ------------
                                                      $  1,703,492
                                                      ------------
            Natural Gas - 0.2%
   23,500   Vectren Corp.                             $    405,375
                                                      ------------
            Water Utilities - 0.2%
   18,700   American Water Works Co., Inc.            $    467,500
                                                      ------------
            Total Utilities                           $  2,576,367
                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $186,964,388)                       $216,120,287
                                                      ============
 Principal
   Amount
            TEMPORARY CASH INVESTMENT - 0.3%
            Commercial Paper - 0.3%
 $ 685,000  Household Finance Corp., 6.88%, 7/3/00    $    685,000
                                                      ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $685,000)                           $    685,000
                                                      ------------
            TOTAL INVESTMENTS IN SECURITIES - 100.0%
            (Cost $187,649,388)                       $216,805,287
                                                      ------------

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00 (UNAUDITED)
--------------------------------------------------------------------------------

   Principal
      Amount                                                     Value
             CONVERTIBLE CORPORATE BOND - 0.1%
 $  200,000  Commscope, Inc., 4.0%, 12/15/06 (144A)        $   215,962
                                                           -----------
             TOTAL CONVERTIBLE CORPORATE BOND
             (Cost $200,000)                               $   215,962
                                                           -----------
   Shares
             CONVERTIBLE PREFERRED STOCKS - 1.9%
     27,000  Cox Communications, Inc., 7.0%,
              8/16/02                                      $ 1,658,812
     15,300  Union Pacific Capital, Inc., 6.25%, 4/1/28        632,395
     27,000  Union Pacific Capital, Inc., 6.25%, 4/1/28
                (144A)                                       1,115,991
                                                           -----------
             TOTAL CONVERTIBLE PREFERRED STOCKS
             (Cost $3,262,350)                             $ 3,407,198
                                                           -----------
             COMMON STOCKS - 98.0%
             Basic Materials - 2.6%
             Chemicals - 1.1%
     45,441  E.I. du Pont de Nemours & Co.                 $ 1,988,044
                                                           -----------
             Iron & Steel - 0.4%
     15,450  Roanoke Electric Steel Corp.                  $   193,125
     50,000  Worthington Industries, Inc.                      525,000
                                                           -----------
                                                           $   718,125
                                                           -----------
             Metals Mining - 1.1%
     50,400  Phelps Dodge Corp.                            $ 1,874,250
                                                           -----------
             Total Basic Materials                         $ 4,580,419
                                                           -----------
             Capital Goods - 2.8%
             Aerospace/Defense - 0.3%
      8,500  General Dynamics Corp.                        $   444,125
                                                           -----------
             Machinery (Diversified) - 0.1%
      7,000  The Gorman-Rupp Co.                           $   110,250
                                                           -----------
             Manufacturing (Specialized) 0.9%
     16,400  Diebold, Inc.                                 $   457,150
     24,000  Johnson Controls, Inc.                          1,231,500
                                                           -----------
                                                           $ 1,688,650
                                                           -----------
             Trucks & Parts - 1.5%
     68,500  PACCAR, Inc.                                  $ 2,718,594
                                                           -----------
             Total Capital Goods                           $ 4,961,619
                                                           -----------
             Communication Services - 16.1%
             Telephone - 16.1%
     31,944  Alltel Corp.                                  $ 1,978,531
     31,100  Bell Atlantic Corp.                             1,580,269
     92,400  BellSouth Corp.                                 3,938,550
     73,500  GTE Corp.                                       4,575,375
    218,331  SBC Communications, Inc.                        9,442,816
     84,800  U.S. West Communications Group, Inc.            7,271,600
                                                           -----------
             Total Communication Services                  $28,787,141
                                                           -----------
             Consumer Cyclicals - 6.1%
             Auto Parts & Equipment - 1.1%
    121,971  Delphi Automotive Systems Corp.               $ 1,776,203
     14,115  Visteon Corp.*                                    171,139
                                                           -----------
                                                           $ 1,947,342
                                                           -----------

     Shares                                                      Value
             Automobiles - 2.8%
    107,800  Ford Motor Corp.                              $ 4,635,400
      7,000  General Motors Corp.                              406,438
                                                           -----------
                                                           $ 5,041,838
                                                           -----------
             Publishing - 1.0%
     33,700  McGraw-Hill Co., Inc.                         $ 1,819,800
                                                           -----------
             Publishing (Newspapers) - 0.1%
      5,000  Tribune Co.                                   $   175,000
                                                           -----------
             Retail (Deptartment Stores) - 0.5%
     32,825  May Department Stores Co.                     $   787,799
                                                           -----------
             Services (Advertising/Marketing) - 0.6%
     25,200  The Interpublic Group of Companies, Inc.      $ 1,083,600
                                                           -----------
             Total Consumer Cyclicals                      $10,855,379
                                                           -----------
             Consumer Staples - 11.0%
             Beverages (Non-Alcoholic) - 0.7%
     26,800  PepsiCo, Inc.                                 $ 1,190,925
                                                           -----------
             Entertainment - 1.2%
    114,200  Cedar Fair, L.P.                              $ 2,198,350
                                                           -----------
             Foods - 7.6%
     96,200  BestFoods                                     $ 6,661,850
     42,800  Campbell Soup Co.                               1,246,550
     64,000  General Mills, Inc.                             2,448,000
     58,000  H.J. Heinz Co.                                  2,537,500
     10,000  The Quaker Oats Co.                               751,250
                                                           -----------
                                                           $13,645,150
                                                           -----------
             Household Products (Non-Durables) - 1.3%
     38,000  Colgate-Palmolive Co.                         $ 2,275,250
                                                           -----------
             Personal Care - 0.2%
     10,000  The Gillette Co.                              $   349,375
                                                           -----------
             Total Consumer Staples                        $19,659,050
                                                           -----------
             Energy - 6.6%
             Oil (Domestic Integrated) - 0.4%
     32,919  Conoco Inc. (Class B)                         $   808,573
                                                           -----------
             Oil (International Integrated) - 6.2%
     59,000  Chevron Corp.                                 $ 5,003,937
     77,983  Exxon Mobil Corp.                               6,121,666
                                                           -----------
                                                           $11,125,603
                                                           -----------
             Total Energy                                  $11,934,176
                                                           -----------
             Financial - 18.1%
             Banks (Major Regional) - 4.7%
     13,000  Comerica, Inc.                                $   583,375
     24,910  Fleet Boston Financial Corp.                      846,940
     84,400  Mellon Bank Corp.                               3,075,325
     84,500  National City Corp.                             1,441,781
     88,176  Old Kent Financial Corp.                        2,358,704
                                                           -----------
                                                           $ 8,306,125
                                                           -----------

20   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                 Value
            Banks (Regional) - 2.7%
  180,600   First Security Corp.                   $  2,449,388
   58,700   First Tennessee National Corp.              972,219
   65,400   SouthTrust Corp.                       $  1,479,674
                                                   ------------
                                                   $  4,901,281
                                                   ------------
            Insurance (Life/Health) - 1.0%
   32,200   ReliaStar Financial Corp.              $  1,688,488
                                                   ------------
            Insurance (Property/Casualty) - 2.9%
   39,000   Chubb Corp.                            $  2,398,500
   35,500   HSB Group Inc.                            1,104,938
   51,200   St. Paul Companies, Inc.                  1,747,200
                                                   ------------
                                                   $  5,250,638
                                                   ------------
            Investment Management - 6.1%
   40,500   A.G. Edwards, Inc.                     $  1,579,500
   81,200   Alliance Capital Management L.P.          3,851,925
    8,000   Eaton Vance Corp.                           370,000
   42,300   Paine Webber Group Inc.                   1,924,650
   75,000   T. Rowe Price Associates, Inc.            3,187,500
                                                   ------------
                                                   $ 10,913,575
                                                   ------------
            Savings & Loan Companies - 0.7%
   43,900   Washington Mutual, Inc.                $  1,267,612
                                                   ------------
            Total Financial                        $ 32,327,719
                                                   ------------
            Healthcare - 12.0%
            Healthcare (Diversified) - 4.7%
   77,300   Abbott Laboratories                    $  3,444,681
   45,800   Bristol-Myers Squibb Co.                  2,667,850
   23,500   Johnson & Johnson                         2,394,063
                                                   ------------
                                                   $  8,506,594
                                                   ------------
            Healthcare (Drugs/Major Pharmaceuticals) - 6.6%
   41,900   Merck & Co., Inc.                      $  3,210,588
  170,400   Schering-Plough Corp.                     8,605,200
                                                   ------------
                                                   $ 11,815,788
                                                   ------------
            Healthcare (Medical Products/Supplies) - 0.7%
   42,000   Becton, Dickinson & Co.                $  1,204,874
                                                   ------------
            Total Healthcare                       $ 21,527,256
                                                   ------------
            Technology - 6.2%
            Communications Equipment - 1.0%
   60,000   Motorola Inc.                          $  1,743,750
                                                   ------------
            Computers (Hardware) - 3.1%
   29,600   Hewlett-Packard Co.                    $  3,696,300
   17,000   IBM Corp.                                 1,862,563
                                                   ------------
                                                   $  5,558,863
                                                   ------------
            Electronics (Instrumentation) - 0.5%
   11,289   Agilent Technologies Inc.*             $    832,596
                                                   ------------
            Photography/Imaging - 1.6%
   49,100   Eastman Kodak Co.                      $  2,921,450
                                                   ------------
            Total Technology                       $ 11,056,659
                                                   ------------

   Shares                                                 Value
            Transportation - 0.8%
            Railroads - 0.8%
   25,700   Burlington Northern, Inc.              $    589,494
   66,200   Norfolk Southern Corp.                      984,725
                                                   ------------
            Total Transportation                   $  1,574,219
                                                   ------------
            Utilities - 15.7%
            Electric Companies - 10.1%
   73,000   Allegheny Energy, Inc.                 $  1,998,375
   53,000   American Electric Power Co., Inc.         1,570,125
  136,000   Constellation Energy Group                4,428,500
   80,300   DPL, Inc.                                 1,761,581
   40,000   DQE, Inc.                                 1,580,000
   50,000   Duke Energy Corp.                         2,818,750
   12,500   FPL Group, Inc.                             618,750
   62,000   Kansas City Power & Light Co.             1,395,000
   50,000   NSTAR                                     2,034,375
                                                   ------------
                                                   $ 18,205,456
                                                   ------------
            Natural Gas - 4.9%
   14,000   Buckeye Partners, L.P.                 $    375,375
   99,600   KeySpan Energy Corp.                      3,062,700
   18,475   Kinder Morgan Energy Partners L.P.          737,845
   15,000   Lakehead Pipe Line Partners, L.P.
             (Preferred Units)                          600,938
   49,200   Nicor, Inc.                               1,605,150
   94,600   Questar Corp.                             1,832,875
   33,200   Vectren Corp.                               572,700
                                                   ------------
                                                   $  8,787,583
                                                   ------------
            Power Producers (Independent) - 0.2%
   25,000   Consol Energy Inc.                     $    378,125
                                                   ------------
            Water Utilities - 0.5%
   32,000   American Water Works Co., Inc.         $    800,000
                                                   ------------
            Total Utilities                        $ 28,171,164
                                                   ------------
            TOTAL COMMON STOCKS
            (Cost $154,196,887)                    $175,434,801
                                                   ------------
            TOTAL INVESTMENT IN SECURITIES - 100.0%
            (Cost $157,659,237)                    $179,057,961
                                                   ============


144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At
     June 30, 2000, the value of these securities amounted to $1,331,953 or 0.7% of total net assets.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Mid-Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months                                                     3/1/95
                                                        Ended 6/30/00 Year Ended   Year Ended  Year Ended  Year Ended     to
                                                         (Unaudited)   12/31/99     12/31/98    12/31/97    12/31/96   12/31/95
CLASS I
Net asset value, beginning of period                      $  16.26     $  14.49     $  16.15    $  13.05    $ 11.57     $10.00
                                                          --------     --------     --------    --------    -------     ------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.07     $   0.13     $   0.12    $   0.12    $  0.03     $ 0.02
 Net realized and unrealized gain (loss) on investments       0.27         1.77        (0.65)       3.09       1.71       1.69
                                                          --------     --------     --------    --------    -------     ------
 Net increase (decrease) from investment operations       $   0.34     $   1.90     $  (0.53)   $   3.21    $  1.74     $ 1.71
Distributions to shareholders:
 Net investment income                                       (0.13)       (0.13)       (0.10)         --      (0.03)     (0.02)
 Net realized gain                                           (1.09)          --        (1.03)      (0.11)     (0.23)     (0.12)
                                                          --------     --------     --------    --------    -------     ------
Net increase (decrease) in net asset value                $  (0.88)    $   1.77     $  (1.66)   $   3.10    $  1.48     $ 1.57
                                                          --------     --------     --------    --------    -------     ------
Net asset value, end of period                            $  15.38     $  16.26     $  14.49    $  16.15    $ 13.05     $11.57
                                                          ========     ========     ========    ========    =======     ======
Total return*                                                 2.02%       13.13%       (4.02)%     24.69%     15.03%     17.13%
Ratio of net expenses to average net assets +                 0.78%**      0.76%        0.74%       0.80%      0.93%      1.56%**
Ratio of net investment income to average net assets +        0.66%**      0.77%        0.90%       1.02%      0.37%      0.48%**
Portfolio turnover rate                                        103%**        91%          81%         50%        41%        46%**
Net assets, end of period (in thousands)                  $107,284     $120,526     $113,359    $105,476    $48,572     $9,357
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                 0.78%**      0.76%        0.74%       0.80%      0.95%      3.95%**
 Net investment income (loss)                                 0.66%**      0.77%        0.90%       1.02%      0.35%     (1.91%)**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                 0.78%**      0.76%        0.74%       0.79%      0.92%      1.49%**
 Net investment income                                        0.66%**      0.77%        0.90%       1.03%      0.38%      0.55%**

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            5/1/00
                                                              to
                                                            6/30/00
                                                          (Unaudited)
CLASS II (a)
Net asset value, beginning of period                       $  21.68
                                                           --------
Increase (decrease) from investment operations:
 Net investment loss                                       $  (0.01)
 Net realized and unrealized gain on investments               0.27
                                                           --------
 Net increase from investment operations                   $   0.26
Distributions to shareholders:
 Net realized gain                                            (1.92)
                                                           --------
Net decrease in net asset value                            $  (1.66)
                                                           --------
Net asset value, end of period                             $  20.02
                                                           ========
Total return*                                                  1.33%
Ratio of net expenses to average net assets                    1.02%**
Ratio of net investment loss to average net assets           (0.55%)**
Portfolio turnover rate                                          57%**
Net assets, end of period (in thousands)                   $    89
Ratios assuming no waiver of management fees by PIM:
 Net expenses                                                  1.05%**
 Net investment loss                                          (0.58%)**

(a) Class II shares of Pioneer Growth Shares VCT Portfolio were first publicly offered on May 1, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

22  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Growth VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                          Ended 6/30/00   Year Ended   Year Ended
                                                           (Unaudited)     12/31/99     12/31/98
CLASS I
Net asset value, beginning of period                        $ 11.73         $ 13.07      $ 16.90
                                                            -------         -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.34         $  0.66      $  0.60
 Net realized and unrealized gain (loss) on investments        1.38           (1.20)       (3.72)
                                                            -------         -------      -------
 Net increase (decrease) from investment operations         $  1.72         $ (0.54)     $ (3.12)
Distributions to shareholders:
 Net investment income                                        (0.34)          (0.60)       (0.56)
 Net realized gain                                                -           (0.12)       (0.15)
 Tax return of capital                                            -           (0.08)           -
                                                            -------         -------      -------
Net increase (decrease) in net asset value                  $  1.38         $ (1.34)     $ (3.83)
                                                            -------         -------      -------
Net asset value, end of period                              $ 13.11         $ 11.73      $ 13.07
                                                            -------         -------      -------
Total return*                                                 14.86%          (4.17)%     (18.74)%
Ratio of net expenses to average net assets+                   1.14%**         1.15%        1.19%
Ratio of net investment income to average net assets+          5.43%**         5.07%        4.06%
Portfolio turnover rate                                          31%**           54%          18%
Net assets, end of period (in thousands)                    $29,679         $28,318      $35,579
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                  1.14%**         1.30%        1.20%
 Net investment income (loss)                                  5.43%**         4.92%        4.05%
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                  1.13%**         1.14%        1.19%
 Net investment income                                         5.44%**         5.08%        4.06%

                                                                                       3/31/95
                                                           Year Ended   Year Ended        to
                                                            12/31/97     12/31/96      12/31/95
CLASS I
Net asset value, beginning of period                        $ 14.46      $ 11.23        $ 10.00
                                                            -------      -------        -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.47      $  0.54        $  0.12
 Net realized and unrealized gain (loss) on investments        2.54         3.34           1.55
                                                            -------      -------        -------
 Net increase (decrease) from investment operations         $  3.01      $  3.88        $  1.67
Distributions to shareholders:
 Net investment income                                        (0.45)       (0.53)         (0.23)
 Net realized gain                                            (0.12)       (0.12)         (0.03)
 Tax return of capital                                            -            -          (0.18)
                                                            -------      -------        -------
Net increase (decrease) in net asset value                  $  2.44      $  3.23        $  1.23
                                                            -------      -------        -------
Net asset value, end of period                              $ 16.90      $ 14.46        $ 11.23
                                                            -------      -------        -------
Total return*                                                 21.16%       35.73%         16.96%
Ratio of net expenses to average net assets+                   1.25%        1.34%          2.10%**
Ratio of net investment income to average net assets+          3.16%        4.63%          2.68%**
Portfolio turnover rate                                          28%          41%             1%**
Net assets, end of period (in thousands)                    $42,187      $11,115        $   512
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                  1.37%        3.35%         45.96%**
 Net investment income (loss)                                  3.04%        2.62%        (41.18)%**
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                  1.24%        1.24%          1.57%**
 Net investment income                                         3.17%        4.73%          3.21%**

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              5/1/00
                                                                to
                                                             6/30/00
                                                           (Unaudited)
CLASS II (a)
Net asset value, beginning of period                        $ 23.28
                                                            -------
Increase from investment operations:
 Net investment income                                      $  0.00(b)
 Net realized and unrealized gain on investments               0.26
                                                            -------
 Net increase in net asset value                            $  0.26
                                                            -------
Distributions to shareholders:
 Net investment income                                        (0.04)
 Net realized gain                                            (0.13)
                                                            -------
Net increase in net asset value                             $  0.09
                                                            -------
Net asset value, end of period                              $ 23.37
                                                            -------
Total return*                                                  1.13%
Ratio of net expenses to average net assets                    0.97%**
Ratio of net investment income to average net assets           0.22%**
Portfolio turnover rate                                          21%**
Net assets, end of period (in thousands)                    $   222

(a) Class II shares of Pioneer Fund VCT Portfolio were first publicly offered on May 1, 2000.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

                                                                              23
   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months Ended     9/14/99
                                                            6/30/00            to
                                                          (Unaudited)       12/31/99
CLASS II
Net asset value, beginning of period                        $20.82            $21.29
                                                            ------            ------
Increase (decrease) from investment operations:
 Net investment income                                      $ 0.19            $ 0.08
 Net realized and unrealized loss on investments             (0.25)            (0.43)
                                                            ------            ------
 Net decrease from investment operations                    $(0.06)           $(0.35)
Distributions to shareholders:
 Net investment income                                       (0.22)            (0.12)
 Net realized gain                                           (1.74)                -
                                                            ------            ------
Net decrease in net asset value                             $(2.02)           $(0.47)
                                                            ------            ------
Net asset value, end of period                              $18.80            $20.82
                                                            ------            ------
Total return*                                                (0.40%)           (1.65%)
Ratio of net expenses to average net assets                   0.99%**+          0.96%**
Ratio of net investment income to average net assets          1.70%**+          1.90%**
Portfolio turnover rate                                          5%**             23%
Net assets, end of period (in thousands)                    $2,372            $  178
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 0.99%**           0.96%**
 Net investment income                                        1.70%**           1.90%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

24  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                          This page is for your notes.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
BALANCE SHEETS  6/3/00 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    Pioneer          Pioneer          Pioneer                          Pioneer
                                                    Mid-Cap           Growth        Real Estate       Pioneer           Equity
                                                     Value            Shares           Growth           Fund            Income
                                                 VCT Portfolio    VCT Portfolio    VCT Portfolio   VCT Portfolio    VCT Portfolio
ASSETS:
 Investment in securities, at value (cost
  $99,371,449, $125,289,873,
  $27,092,890, $186,964,388 and
  $157,659,237, respectively)                    $106,414,890    $132,983,891       $28,997,757     $216,120,287     $179,057,961
 Temporary cash investments
  (at amortized cost)                               3,624,000       1,365,000                 -          685,000                -
 Cash                                                     883           3,295           230,250            1,019                -
 Receivables -
  Investment securities sold                          830,019         988,167           299,101                -          590,451
  Fund shares sold                                     15,996           2,488             5,524           96,534           60,820
  Dividends, interest and foreign taxes withheld      106,127          31,145           216,547          180,433          332,930
 Other                                                  6,256             455               316              368              801
                                                 ------------    ------------       -----------     ------------     ------------
   Total assets                                  $110,998,171    $135,374,441       $29,749,495     $217,083,641     $180,042,963
                                                 ------------    ------------       -----------     ------------     ------------
LIABILITIES:
 Payables -
  Investment securities purchased                $  2,242,060    $          -       $         -     $    236,690     $          -
  Fund shares repurchased                              69,758         379,753            28,710           20,452          368,885
 Due to bank                                                -               -                 -                -          803,055
 Due to affiliates                                     64,257          76,654            23,715          120,944          105,591
 Accrued expenses                                      47,412          26,412            18,005           38,196           35,523
                                                 ------------    ------------       -----------     ------------     ------------
   Total liabilities                             $  2,423,487    $    482,819       $    70,430     $    416,282     $  1,313,054
                                                 ------------    ------------       -----------     ------------     ------------
NET ASSETS:
 Paid-in capital                                 $100,136,346    $130,394,467       $34,085,699     $179,143,353     $152,768,950
 Accumulated net investment income (loss)             608,162         (79,989)           75,001          153,464          642,879
 Accumulated net realized gain (loss)                 786,735      (3,116,874)       (6,386,502)       8,214,643        3,919,356
 Net unrealized gain on:
  Investments                                       7,043,441       7,694,018         1,904,867       29,155,899       21,398,724
                                                 ------------    ------------       -----------     ------------     ------------
   Total net assets                              $108,574,684    $134,891,622       $29,679,065     $216,667,359     $178,729,909
                                                 ------------    ------------       -----------     ------------     ------------
NET ASSET VALUE PER SHARE:
 Class I:
 (Unlimited number of shares authorized)
  Net assets                                     $107,283,703    $134,802,190       $29,679,065     $216,444,982     $176,358,009
  Shares outstanding                                6,975,711       6,780,069         2,263,988        9,257,440        9,426,166
  Net asset value per share                      $      15.38    $      19.88       $     13.11     $      23.38     $      18.71
                                                 ============    ============       ===========     ============     ============
 Class II:
 (Unlimited number of shares authorized)
  Net assets                                     $  1,290,981    $     89,432                       $    222,377     $  2,371,900
  Shares outstanding                                   83,993           4,467                              9,514          126,198
  Net asset value per share                      $      15.37    $      20.02                       $      23.37     $      18.80
                                                 ============    ============                       ============     ============

26   The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS 6/30/00 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     Pioneer         Pioneer        Pioneer                        Pioneer
                                                     Mid-Cap          Growth      Real Estate      Pioneer      Equity-Income
                                                      Value           Shares         Growth       Fund VCT      VCT Portfolio
                                                  VCT Portfolio   VCT Portfolio    Portfolio      Portfolio       Portfolio

                                                    Six Months      Six Months     Six Months    Six Months      Six Months
                                                      Ended           Ended          Ended          Ended           Ended
                                                     6/30/00         6/30/99        6/30/99        6/30/00         6/30/99
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $0,
  $465, $1,646, $9,818, and $0, respectively)       $  672,963     $    283,002    $  905,137    $  1,549,630    $  2,996,086
 Interest                                              171,260          139,607        25,585          89,933          95,358
                                                    ----------     ------------    ----------    ------------    ------------
   Total investment income                          $  844,223     $    422,609    $  930,722    $  1,639,563    $  3,091,444
                                                    ----------     ------------    ----------    ------------    ------------
EXPENSES:
 Management fees                                    $  379,779     $    519,914    $  113,179    $    679,237    $    633,686
 Transfer agent fees                                       348              219           408             364             182
 Distribution fees (Class II)                              283               35             -              40             756
 Administrative fees                                    15,470           14,378        15,707          15,470          21,924
 Custodian fees                                         40,053           22,342        16,893          34,953          22,393
 Professional fees                                       8,441            6,370         7,644           7,462          10,010
 Printing                                                7,546            4,368         2,912           3,822           9,828
 Fees and expenses of nonaffiliated trustees               182              182           427             235             182
 Miscellaneous                                           5,398            5,791         4,265           4,827           4,538
                                                    ----------     ------------    ----------    ------------    ------------
   Total expenses                                   $  457,500     $    573,599    $  161,435    $    746,410    $    703,499
   Less management fees waived and
    expenses reimbursed by Pioneer
    Investment Management, Inc.                              -          (70,767)            -               -               -
   Less fees paid indirectly                              (290)            (234)       (2,151)           (555)         (1,233)
                                                    ----------     ------------    ----------    ------------    ------------
   Net expenses                                     $  457,210     $    502,598    $  159,284    $    745,855    $    702,266
                                                    ----------     ------------    ----------    ------------    ------------
    Net investment income (loss)                    $  387,013     $    (79,989)   $  771,438    $    893,708    $  2,389,178
                                                    ----------     ------------    ----------    ------------    ------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
 Net realized gain (loss) from investments          $1,728,490     $ (3,093,509)   $ (783,854)   $  8,530,153    $  3,985,100
 Change in net unrealized gain or loss
  from investments                                     581,833        1,333,074     3,991,933      (1,148,521)     (8,459,387)
                                                    ----------     ------------    ----------    ------------    ------------
  Net gain (loss) on investments                    $2,310,323     $ (1,760,435)   $3,208,079    $  7,381,632    $ (4,474,287)
                                                    ----------     ------------    ----------    ------------    ------------
  Net increase (decrease) in net assets
   resulting from operations                        $2,697,336     $ (1,840,424)   $3,979,517    $  8,275,340    $ (2,085,109)
                                                    ==========     ============    ==========    ============    ============

The accompanying notes are an integral part of these financial statements.   27

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/3/00
--------------------------------------------------------------------------------

                                                                       Pioneer                         Pioneer
                                                                       Mid-Cap                          Growth
                                                                 Value VCT Portfolio             Shares VCT Portfolio

                                                              Six Months                       Six Months
                                                                Ended            Year            Ended           Year
                                                               6/30/00           Ended          6/30/00          Ended
                                                             (Unaudited)        12/31/99      (Unaudited)      12/31/99
FROM OPERATION
Net investment income (loss)                                $    387,013    $    883,670     $    (79,989)   $   (103,420)
Net realized gain (loss) on investments                        1,728,490       7,085,784       (3,093,509)     12,406,777
Change in net unrealized gain or loss on investments             581,833       5,641,059        1,333,074      (4,347,904)
                                                            ------------    ------------     ------------    ------------
 Net increase (decrease) in net assets resulting from
  operations                                                $  2,697,336    $ 13,610,513     $ (1,840,424)   $  7,955,453
                                                            ------------    ------------     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
 Class I                                                    $   (816,800)   $   (973,218)    $          -    $    (32,449)
 Class II                                                         (9,592)              -                -               -
Net realized gain
 Class I                                                      (7,092,614)              -      (11,952,406)       (196,043)
 Class II                                                        (83,291)              -           (7,803)              -
Tax return of capital
 Class I                                                               -               -                -               -
                                                            ------------    ------------     ------------    ------------
   Total distributions to shareholders                      $ (8,002,297)   $   (973,218)    $(11,960,209)   $   (228,492)
                                                            ------------    ------------     ------------    ------------
FROM FUND SHARE TRANSACTION
Net proceeds from sale of shares                            $  9,810,922    $ 16,620,793     $  9,669,992    $ 83,962,925
Reinvestment of distributions                                  8,002,297         973,218       11,960,209         228,492
Cost of shares repurchased                                   (24,459,797)    (23,064,581)     (35,668,278)    (14,858,324)
                                                            ------------    ------------     ------------    ------------
  Net increase (decrease) in net assets resulting from
   fund share transactions                                  $ (6,646,578)   $ (5,470,570)    $(14,038,077)   $ 69,333,093
                                                            ------------    ------------     ------------    ------------
  Net increase (decrease) in net assets                     $(11,951,539)   $  7,166,725     $(27,838,710)   $ 77,060,054
                                                            ------------    ------------     ------------    ------------
NET ASSETS:
Beginning of period                                          120,526,223     113,359,498      162,730,332      85,670,278
                                                            ------------    ------------     ------------    ------------
End of period                                               $108,574,684    $120,526,223     $134,891,622    $162,730,332
                                                            ============    ============     ============    ============
Accumulated net investment income (loss), end of period     $    608,162    $  1,047,541     $    (79,989)   $          -
                                                            ============    ============     ============    ============

28   The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Pioneer                                                            Pioneer
          Real Estate                      Pioneer Fund                     Equity-Income
      Growth VCT Portfolio                VCT Portfolio                     VCT Portfolio

   Six Months                       Six Months                        Six Months
      Ended            Year           Ended            Year             Ended             Year
     6/30/00          Ended          6/30/00           Ended           6/30/00            Ended
   (Unaudited)       12/31/99      (Unaudited)       12/31/99        (Unaudited)        12/31/99
  $    771,438    $   1,580,958   $     893,708    $  1,260,568     $   2,389,178    $   4,495,087
      (783,854)      (5,736,257)      8,530,153         943,556         3,985,100       15,265,131
     3,991,933        2,877,643      (1,148,521)     20,385,097        (8,459,387)     (17,458,854)
  ------------    -------------   -------------    ------------     -------------    -------------
  $  3,979,517    $  (1,277,656)  $   8,275,340    $ 22,589,221     $  (2,085,109)   $   2,301,364
  ------------    -------------   -------------    ------------     -------------    -------------

  $   (775,789)   $  (1,455,528)  $    (739,870)   $ (1,272,868)    $  (2,222,183)   $  (4,351,482)
             -                -            (374)              -           (13,307)          (1,074)
             -         (296,057)     (1,229,510)       (166,945)      (15,066,697)      (6,090,521)
             -                -          (1,252)              -          (187,542)               -

             -         (188,957)              -               -                 -                -
  ------------    -------------   -------------    ------------     -------------    -------------
  $   (775,789)   $  (1,940,542)  $  (1,971,006)   $ (1,439,813)    $ (17,489,729)   $ (10,443,077)
  ------------    -------------   -------------    ------------     -------------    -------------
  $  2,118,505    $   4,899,901   $  19,521,835    $100,763,579     $   4,254,118    $  34,058,957
       775,789        1,940,542       1,971,006       1,439,813        17,489,729       10,443,077
    (4,736,796)     (10,883,722)    (16,057,152)     (8,285,561)      (49,996,091)     (13,779,546)
  ------------    -------------   -------------    ------------     -------------    -------------
  $ (1,842,502)   $  (4,043,279)  $   5,435,689    $ 93,917,831     $ (28,252,244)   $  30,722,488
  ------------    -------------   -------------    ------------     -------------    -------------
  $  1,361,226    $  (7,261,477)  $  11,740,023    $115,067,239     $ (47,827,082)   $  22,580,775
  ------------    -------------   -------------    ------------     -------------    -------------

    28,317,839       35,579,316     204,927,336      89,860,097       226,556,991      203,976,216
  ------------    -------------   -------------    ------------     -------------    -------------
  $ 29,679,065    $  28,317,839   $ 216,667,359    $204,927,336     $ 178,729,909    $ 226,556,991
  ============    =============   =============    ============     =============    =============
  $     75,001    $      79,352   $     153,464    $          -     $     642,879    $     489,191
  ============    =============   =============    ============     =============    =============


 The accompanying notes are an integral part of these financial statements.   29

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of fifteen separate portfolios as follows:

Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio), Pioneer Europe VCT Portfolio (Europe Portfolio), Pioneer International Growth VCT Portfolio (International Growth Portfolio), Pioneer Science & Technology VCT Portfolio (Science & Technology Portfolio), Pioneer Mid-Cap Value VCT Portfolio (Mid-Cap Value Portfolio) (formerly Capital Growth Portfolio), Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio), Pioneer Real Estate Growth VCT Portfolio (Real Estate Growth Portfolio), Pioneer Fund VCT Portfolio (Fund Portfolio) (formerly Growth and Income Portfolio), Pioneer Equity-Income VCT Portfolio (Equity-Income Portfolio), Pioneer Balanced VCT Portfolio (Balanced Portfolio), Pioneer High Yield VCT Portfolio (High Yield Portfolio), Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio), Pioneer Swiss Franc Bond VCT Portfolio (Swiss Franc Bond Portfolio), Pioneer America Income VCT Portfolio (America Income Portfolio), Pioneer Money Market VCT Portfolio (Money Market Portfolio).

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The financial statements included herein are for Mid-Cap Value Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Fund Portfolio, and Equity-Income Portfolio (collectively, the Portfolios, individually the Portfolio). The investment objective of Mid-Cap Value Portfolio and Growth Shares Portfolio is to seek capital appreciation. Real Estate Growth Portfolio pursues long-term capital growth, with income as a secondary objective. Fund Portfolio seeks reasonable income and growth of capital. Equity-Income Portfolio seeks current income and long-term capital growth.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the Portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Real Estate Growth Portfolio has concentrations in certain asset types which may subject the Portfolio to additional risks. Further description of these risks is included in the Trust's prospectus.

B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Portfolio as a reduction of the cost basis of the securities held.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 1999, Real Estate Growth Portfolio had a capital loss carryforward of $4,680,724, which will expire in 2007 if not utilized.


C. Portfolio Shares

   The Portfolios record sales and repurchases of their shares as of trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

D. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolios, and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the following annual rates:

                                   Management Fee as a Percentage
                                     of the Portfolio's Average
 Portfolio                                Daily Net Assets
 Mid-Cap Value Portfolio                        0.65%
 Growth Shares Portfolio                        0.70%
 Real Estate Growth Portfolio                   0.80%
 Fund Portfolio                                 0.65%
 Equity-Income Portfolio                        0.65%

PIM has agreed not to impose all or a portion of its management fees and to assume other operating expenses for certain Portfolios to the extent necessary to limit expenses of Class I shares to the following percentages of the Portfolios' average daily net assets attributable to Class I shares:

                                      Expense Limitation as a
                                   Percentage of the Portfolio's
 Portfolio                           Average Daily Net Assets
 Growth Shares Portfolio                       1.25%
 Real Estate Growth Portfolio                  1.25%
 Fund Portfolio                                1.25%

The portion of the Portfolio-wide expenses attributable to Class II shares will be reduced only to the extent that such expenses are reduced for Class I shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

Prior to June 15, 2000, PIM had agreed not to impose a portion of its management fee to the extent necessary to reduce Growth Shares Portfolio's fee From 0.70% to 0.65% of the Portfolio's average daily net assets.

Pioneer Variable Contracts Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At June 30, 2000, the following amounts were payable to PIM related to management fees, administrative fees and certain other services:

 Portfolio                           Amount
 Mid-Cap Value Portfolio           $ 63,912
 Growth Shares Portfolio             76,628
 Real Estate Growth Portfolio        23,644
 Fund Portfolio                     120,840
 Equity-Income Portfolio            105,202

3. Transfer Agent

Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. The following amounts in transfer agent fees payable to PSC were included in due to affiliates at June 30, 2000:

 Portfolio                         Amount
 Mid-Cap Value Portfolio           $ 109
 Real Estate Growth Portfolio         71
 Fund Portfolio                       69

4. Distribution Plans

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at June 30, 2000:

 Portfolio                    Amount
 Mid-Cap Value Portfolio      $ 236
 Growth Shares Portfolio         26
 Fund Portfolio                  35
 Equity-Income Portfolio        389


5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the six months ended June 30, 2000, the Portfolios' expenses were reduced under such arrangements as follows:


 Portfolio                         Amount
 Mid-Cap Value Portfolio           $  290
 Growth Shares Portfolio              234
 Real Estate Growth Portfolio       2,151
 Fund Portfolio                       555
 Equity-Income Portfolio            1,233

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2000, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                         Gross             Gross              Net
                                      Tax Cost       Appreciation       Depreciation      Appreciation
 Mid-Cap Value Portfolio           $105,013,238      $15,461,892       $ (10,436,240)     $ 5,025,652
 Growth Shares Portfolio            126,733,117       17,067,894          (9,452,120)       7,615,774
 Real Estate Growth Portfolio        27,779,208        2,254,564          (1,036,015)       1,218,549
 Fund Portfolio                     187,809,716       41,823,474         (12,827,903)      28,995,571
 Equity-Income Portfolio            157,659,237       34,945,533         (13,546,809)      21,398,724

7. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2000 were as follows:

 Portfolio                           Purchases           Sales
 Mid-Cap Value Portfolio           $ 56,823,161      $ 67,936,693
 Growth Shares Portfolio             41,432,131        60,621,467
 Real Estate Growth Portfolio         4,161,826         5,599,914
 Fund Portfolio                      28,731,857        21,656,406
 Equity-Income Portfolio              4,383,772        43,577,186

8. Capital Shares

At June 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     '00 Shares        '00 Amount
                                    (Unaudited)        (Unaudited)        '99 Shares        '99 Amount
Mid-Cap Value Portfolio
Class I:
Shares sold                             537,577      $   8,504,967         1,046,011      $  16,620,793
Reinvestment of distributions           511,605          7,909,414            59,093            973,218
Shares repurchased                   (1,487,574)       (24,457,373)       (1,512,021)       (23,064,581)
                                     ----------      -------------        ----------      -------------
Net decrease                           (438,392)     $  (8,042,992)         (406,917)     $  (5,470,570)
                                     ----------      -------------        ----------      -------------
Class II:
Shares sold                              78,132      $   1,305,955
Reinvestment of distributions             6,008             92,883
Shares repurchased                         (147)            (2,424)
                                     ----------      -------------
Net increase                             83,993      $   1,396,414
                                     ----------      -------------
Growth Shares Portfolio
Class I:
Shares sold                             441,604      $   9,581,756         3,896,305      $  83,962,925
Reinvestment of distributions           611,689         11,952,406            10,381            228,492
Shares repurchased                   (1,696,596)       (35,667,006)         (694,532)       (14,858,324)
                                     ----------      -------------        ----------      -------------
Net increase (decrease)                (643,303)     $ (14,132,844)        3,212,154      $  69,333,093
                                     ----------      -------------        ----------      -------------
Class II:
Shares sold                               4,128      $      88,236
Reinvestment of distributions               397              7,803
Shares repurchased                          (58)            (1,272)
                                     ----------      -------------
Net increase                              4,467      $      94,767
                                     ----------      -------------

Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

                                     '00 Shares         '00 Amount
                                     (Unaudited)        (Unaudited)      '99 Shares       '99 Amount
Real Estate Growth Portfolio
Class I:
Shares sold                             172,972       $   2,118,505         386,195      $   4,899,901
Reinvestment of distributions            62,843             775,789         159,227          1,940,542
Shares repurchased                     (385,096)         (4,736,796)       (854,641)       (10,883,722)
                                       --------       -------------        --------      -------------
Net decrease                           (149,281)      $  (1,842,502)       (309,219)     $  (4,043,279)
                                       --------       -------------        --------      -------------
Fund Portfolio
Class I:
Shares sold                             856,930       $  19,309,255       4,807,375      $ 100,763,579
Reinvestment of distributions            83,991           1,969,380          67,587          1,439,813
Shares repurchased                     (712,406)        (16,056,921)       (392,763)        (8,285,561)
                                       --------       -------------       ---------      -------------
Net increase                            228,515       $   5,221,714       4,482,199      $  93,917,831
                                       --------       -------------       ---------      -------------
Class II:
Shares sold                               9,455       $     212,580
Reinvestment of distributions                69               1,626
Shares repurchased                          (10)               (231)
                                       --------       -------------
Net increase                              9,514       $     213,975
                                       --------       -------------
Equity-Income Portfolio
Class I:
Shares sold                              97,648       $   1,881,864       1,570,521      $  33,847,223
Reinvestment of distributions           907,383          17,288,880         490,175         10,442,003
Shares repurchased                   (2,506,535)        (49,848,780)       (645,785)       (13,747,268)
                                     ----------       -------------       ---------      -------------
Net increase (decrease)              (1,501,504)      $ (30,678,036)      1,414,911      $  30,541,958
                                     ----------       -------------       ---------      -------------
Class II:
Shares sold                             114,486       $   2,372,254          10,044      $     211,734
Reinvestment of distributions            10,499             200,849              52              1,074
Shares repurchased                       (7,334)           (147,311)         (1,549)           (32,278)
                                     ----------       -------------       ---------      -------------
Net increase                            117,651       $   2,425,792           8,547      $     180,530
                                     ----------       -------------       ---------      -------------

34
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[PIONEER LOGO]

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Eric W. Reckard, Treasurer
Joseph P. Barri, Secretary

Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Marguerite A. Piret
David D. Tripple
Stephen K. West

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Hale and Dorr LLP

This report must be preceded or accompanied by a prospectus, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.



                                                                    8746-00-0800